VANGUARD(R) ENERGY FUND

ANNUAL REPORT

JANUARY 31, 2002

STOCK

                                                       [THE VANGUARD GROUP LOGO]

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.

     The actions we recommend are quite simple.

     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

--------------------------------------------------------------------------------
CONTENTS
Letter from the Chairman                                    1
Report from the Adviser                                     6
Fund Profile                                                9
Glossary of Investment Terms                               10
Performance Summary                                        11
Your Fund's After-Tax Returns                              13
Financial Statements                                       14
--------------------------------------------------------------------------------
SUMMARY
* Vanguard Energy Fund returned -0.6% during its 2002 fiscal year--a disappointing decline, but still much less than those experienced by the average competitor and the broad stock market.
* Oil and natural gas prices dropped sharply during the period, driving many energy- related stocks downward.
* The broad stock market's -15.3% return reflected the U.S. economy's overall weakness and a significant decline in corporate profits.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN
                                                                         [PHOTO]
                                                                 JOHN J. BRENNAN
FELLOW SHAREHOLDER,
During a 12-month period when energy prices skidded and the stock market suffered, vanguard(R) energy fund returned -0.6%. While disappointing on an absolute basis, your fund's return was solid when compared with those of its benchmarks, as shown in the table below.

     The table compares the fund's total return--capital change plus reinvested dividends--with those of its average competitor and two unmanaged market indexes, the Standard & Poor's Energy Sector Index and the Wilshire 5000 Total Market Index. Details on the fund's performance, including changes in net asset values and per-share distributions through January 31, can be found in the table on page 5.

================================================================================
2002 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                      JANUARY 31
--------------------------------------------------------------------------------
VANGUARD ENERGY FUND INVESTOR SHARES                                 -0.6%
Average Natural Resources Fund*                                      -9.1
S&P Energy Sector Index                                              -9.3
Wilshire 5000 Index                                                 -15.3
--------------------------------------------------------------------------------
Admiral Shares (since inception on November 12, 2001)
--------------------------------------------------------------------------------
Vanguard Energy Fund                                                 0.6%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     If you own the Energy Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 13.

     As you may know, we introduced Admiral(TM) Shares for Vanguard Energy Fund in November 2001. This is a separate share class that carries a lower expense ratio for the benefit of shareholders whose large or long-standing accounts create economies of scale. For more information on the new share class, visit VANGUARD.COM(TM).

FINANCIAL MARKETS IN REVIEW
The 12 months ended January 31 were a very rough stretch for stock investors. As the table on page 2 shows, the broad U.S. stock market, as measured by the Wilshire 5000 Index, lost more than 15% of its value. Several factors contributed to the decline, including:

* The first recession in the U.S. economy in a decade, part of a worldwide slowdown in economic activity.
* The September 11 terrorist attacks, which resulted in economic disruption and a heightened awareness of risk--both physical and financial.
* A steep reduction in corporate profits: Twelve-month net earnings reported by companies in the S&P 500 Index fell nearly 50% on average from January 2001 to January 2002.

*    Concern  about  the  reliability  of  certain   corporate   accounting  and
     disclosure practices, owing largely to the collapse of Enron Corporation.

     The downturn that began in March 2001 ended a record ten years of uninterrupted expansion in the U.S. economy. The recession was heralded by severe reductions in corporate investment spending, especially in the technology and telecommunications sectors (both plagued by overcapacity created in the 1990s boom). As the year progressed, so did the business cutbacks and the weakness in the economy. High levels of corporate and household debt cast doubt on the economy's ability to bounce back quickly.

     Through all the difficulties, consumer spending held up surprisingly well--especially spending for housing and for automobiles, spurred by low interest rates (and sales incentives, in the case of autos). Joblessness rose during the 12 months--the unemployment rate in January 2002 stood at 5.6%, well above the three-decade low of 3.9% last reached in October 2000. However, layoffs seemed to be tapering off late in the fiscal year, and consumer confidence regained some of the ground lost earlier.

     Whether such hopeful signs will blossom into a full-fledged recovery by spring or summer is uncertain, but by January the Federal Reserve Board was encouraged enough to halt its aggressive campaign of cutting interest rates to stimulate economic activity. During the fiscal year, the Fed had lowered its target for the federal funds rate--the interest rate that banks charge each other for overnight loans--nine times, for a total of 375 basis points (3.75 percentage points). Those reductions, together with cuts totaling 1 percentage point in January 2001, brought the federal funds rate to 1.75%, its lowest level in four decades.

================================================================================
MARKET BAROMETER AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED JANUARY 31, 2002
                                                ONE         THREE        FIVE
                                               YEAR         YEARS       YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                    -16.1%        -2.8%         9.0%
Russell 2000 Index (Small-caps)                -3.6          5.6          6.9
Wilshire 5000 Index (Entire market)           -15.3         -2.3          8.3
MSCI EAFE Index (International)               -26.1         -6.9          0.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)     7.6%         6.3%         7.5%
Lehman 10 Year Municipal Bond Index             5.2          4.7          6.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      3.7          4.9          5.0
--------------------------------------------------------------------------------
CPI
Consumer Price Index                            1.1%         2.5%         2.2%
--------------------------------------------------------------------------------

     The weak economy and even weaker corporate profits made for a bad 12 months for the broad U.S. stock market. The market seemed to be heading for a second full year in bear territory. From its peak in March 2000, the Wilshire 5000 Index had plunged -28% by the end of January 2002. The market hit a three-year low in September after the terrorist attacks, but then rallied in the final weeks of 2001. Still, the returns of most stock sectors were deeply in the red for the 12 months ended January 31, although value stocks in the small- and mid- capitalization ranges produced gains.

     Meanwhile, bonds had another good year. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable investment-grade U.S. bond market, posted a 12-month return of 7.6%. Investment-grade corporate bonds had the highest return among bond sectors. High-yield ("junk") bonds were the only group to decline; the Lehman High Yield Index returned -1.4% as a result of a rise in default rates on corporate bonds.

--------------------------------------------------------------------------------
Returns of most stock sectors were deeply in the red.
--------------------------------------------------------------------------------

     Yields on U.S. Treasury securities--which move in the opposite direction from their prices--fell during the 12 months. The decline was particularly pronounced at the shorter end of the maturity spectrum, where issues are most affected by Fed actions.

FISCAL 2002 PERFORMANCE OVERVIEW
Vanguard Energy Fund's fiscal 2002 return of -0.6% was a far cry from its impressive results in the previous two years: 35.1% in fiscal 2001 and 25.8% in fiscal 2000. However, the fund held up remarkably well in a difficult environment for energy-related companies and the stock market in general.

     Energy prices declined sharply during the period. The price of a barrel of oil started at about $30 and held fairly steady for several months, but began to fall as the worldwide economic slowdown--and the September 11 attacks--reduced demand. Oil prices reached about $17 a barrel in November. By January 31, prices had rebounded a bit, to roughly $20, on news of an agreement among oil producers to reduce production in 2002. Natural gas prices, which had soared during 2000, tumbled in 2001, plummeting from about $9 per thousand cubic feet in January 2001 to about $2 per thousand cubic feet in January 2002. Demand was weak and inventories soared.

--------------------------------------------------------------------------------
Your fund fared relatively well because of its emphasis on large, integrated oil companies, which accounted for about one-third of its assets.
--------------------------------------------------------------------------------

     Your fund weathered this rough patch relatively well because of its emphasis on large, integrated oil companies, which on January 31 accounted for about one-third of its assets. In fact, the fund's three largest holdings as of that date were industry titans ChevronTexaco, ExxonMobil, and BP. Typically, these diversified corporations, along with refining companies, fare better when oil prices are falling than do more speculative segments of the oil industry, such as exploration, production, and energy-service concerns. (In fact, ChevronTexaco produced a gain during the fund's fiscal year.) Generally, our average peer, and our benchmark index, held smaller stakes in the major oil firms and bigger stakes in drillers, equipment makers, and service companies.

     The fund's big margin over its average peer--more than 8 percentage points--is a significant accomplishment and testifies to the skill of Wellington Management Company, llp, which has managed the fund since its inception 18 years ago. The fund's record also shows the value of Vanguard's low costs, exemplified by our expense ratio (expenses as a percentage of average net assets). In fiscal 2002, the Energy Fund's Investor Shares had an expense ratio of 0.39%, or $3.90 per $1,000 invested, far below the 1.70%, or $17.00 per $1,000 invested, charged by our average competitor. This huge advantage has benefited our shareholders year in and year out, and has been especially telling over the long run.

     For further details on the energy market and your fund's performance, see the Report from the Adviser on page 6.

LONG-TERM PERFORMANCE OVERVIEW
Over the past decade, the fund's return has been excellent, both on an absolute basis and relative to its benchmarks (see table below). A hypothetical $10,000 investment in the fund would have grown to more than $32,000 over the past ten years. That is about $11,000 more than would have accumulated in the average natural resources fund over the same period.

================================================================================
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                                JANUARY 31, 2002
                              --------------------------------------------------
                                          AVERAGE                 FINAL VALUE OF
                                           ANNUAL                      A $10,000
                                           RETURN             INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD ENERGY FUND
  INVESTOR SHARES                            12.6%                      $32,635
Average Natural Resources Fund                7.8                        21,147
S&P Energy Sector Index                      12.8                        33,382
Wilshire 5000 Index                          12.2                        31,493
================================================================================

     We urge you to keep these results in perspective. When managing your port-folio and planning for the future, it's best to assume that future returns from the Energy Fund--and the broad stock market--will be somewhat lower. The past decade was an outstanding period for stocks, and it is unlikely that the returns provided during the late 1990s will be repeated. In fact, during the ten years covered in the table, the Energy Fund recorded annual returns above 25% five times. Counting on that to happen again in the decade ahead could be dangerous to your financial health!

     As we hope all of our shareholders realize, an investment in a "sector fund" is almost certain to be more volatile than the broad market and to require, at times, a steely nerve and considerable patience. Even during a generally excellent decade, the Energy Fund posted returns of -9.1% (in fiscal
1995) and -21.2% (in fiscal 1999). This degree of volatility is not at all unusual for a sector fund. That is why we recommend that such funds serve as a supplement to a broadly diversified portfolio.

IN SUMMARY
During a difficult period in the stock market, the temptation to make major adjustments to your portfolio can be powerful. But we counsel investors not to change well-considered plans in reaction to market cycles. Rather, we suggest sticking with a balanced investment program that provides exposure to stocks, bonds, and short-term investments and to many types of securities within each asset class.

     For those who wish to complement their programs with a fund that has a specialized focus, Vanguard Energy Fund provides skillful investment management at an extremely low cost.

     We thank you for your trust in our approach to investing, and we pledge to continue working hard to earn your confidence.


Sincerely,

/s/John J. Brennan

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

FEBRUARY 11, 2002






================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE: JANUARY 31, 2001-JANUARY 31, 2002

                                                                DISTRIBUTIONS
                                                                  PER SHARE
                    ------------------------------------------------------------
                         STARTING         ENDING            INCOME       CAPITAL
                      SHARE PRICE    SHARE PRICE         DIVIDENDS         GAINS
--------------------------------------------------------------------------------
VANGUARD ENERGY FUND
Investor Shares            $26.93          $24.76           $0.400        $1.538
Admiral Shares*             50.00           46.48            0.760         2.888
--------------------------------------------------------------------------------
*Since inception on November 12, 2001.

REPORT FROM THE ADVISER
VANGUARD ENERGY FUND declined -0.6% in value during its 2002 fiscal year, which ended on January 31, 2002. By comparison, the average natural resources fund declined -9.1%, and the S&P Energy Sector fell -9.3%.

THE INVESTMENT ENVIRONMENT
During the first nine months of the fiscal year, the price of crude oil remained high, hovering between $25 and $30 per barrel. However, prices dropped after the September 11 terrorist attacks as demand plunged for oil in general, and jet fuel in particular.

     The Organization of Petroleum Exporting Countries reduced output several times during 2001 and ultimately managed to get the leading non-OPEC exporters to cut production too. As we write, the price of oil is around $20 per barrel, where it may remain in 2002.

     Natural gas prices in the United States started the fiscal year at about $9 per thousand cubic feet, but declined sharply from this inflated level to about $2 by January 31, 2002. The high price that existed early in 2001 spurred drilling activity and negatively affected demand. Now, thanks to the extremely mild winter, the level of natural gas in storage is very high. This surplus should keep gas prices moderate for some time. However, the current price is too low to provide adequate returns on exploration and development. Therefore, we expect that North American gas production will decline until the markets tighten. For U.S. production to remain stable, the price of gas must be above $3 per thousand cubic feet.

     In the downstream refining industry, profit margins were quite high in early 2001, but have since declined sharply. We expect these margins to improve when the economy strengthens.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
This fund reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.
--------------------------------------------------------------------------------

     Merger activity in the energy industry remains brisk, as companies seek to benefit from economies of scale and merger-related cost savings. While the oil and gas industry remains volatile, the long-term outlook is positive, given the high operating rates in the industry.

OUR SUCCESSES
During the year, stocks of refiners provided positive returns, those of large integrated- oil companies declined moderately, and the stocks of independent producers and oil-services companies fell more sharply.

     We benefited from the takeover of a number of our holdings, including integrated oils Texaco and Conoco;

producers Anderson Exploration, Barrett Resources, and Lasmo; and refiners Tosco and Ultramar Diamond Shamrock.

     Our avoidance of gas transmission and trading companies, such as Enron, also helped. Our strategy of diversifying among all industry segments and allocating a sizable part of the portfolio (about one-third of fund assets) to foreign energy companies mitigated the decline.

OUR SHORTFALLS
Our shortfalls were mainly in the oil-services sector, which accounts for about 20% of the Energy Fund's assets. These companies are very sensitive to declines in oil and gas prices. This is because their clients, the oil producers, must generate sufficient cash if they are to sustain exploration and drilling activity. In North America, the environment for oil-services companies deteriorated as 2001 progressed. However, a declining trend in commodity prices inevitably is followed by an upward trend, and we believe that oil-services companies will start to see better days late this year or in 2003.

THE FUND'S POSITIONING
We expect that the world economy will improve as 2002 unfolds, with oil and gas demand increasing later in the year. In our view, we are at a low point in the energy cycle. At the bottom of the last cycle, in 1998, the industry contracted quite sharply when commodity prices weakened. But this weakness led to a dramatic upturn in 1999 and 2000. We believe that Vanguard Energy Fund is well-positioned to take advantage of this eventual recovery. We also believe that the recovery will be most pronounced in the North American natural gas industry, where capacity utilization is highest.

     Among our significant holdings in the gas sector are EOG Resources and Equitable Resources. In the oil-services sector, we own Noble Drilling and Weatherford International, both of which should benefit from a pickup in drilling activity next year. Among the large integrated companies, Exxon-Mobil and the French-based TotalFinaElf have a promising outlook for oil and gas production.


ERNST H. VON METZSCH, Senior Vice President and Portfolio Manager
Wellington Management Company, llp

FEBRUARY 4, 2002


(A table showing significant portfolio changes is on the next page.)

================================================================================
PORTFOLIO CHANGES                             FISCAL YEAR ENDED JANUARY 31, 2002
--------------------------------------------------------------------------------
                    COMMENTS
--------------------------------------------------------------------------------
                                   ADDITIONS
--------------------------------------------------------------------------------
HALLIBURTON         Sold in late summer,  but  repurchased  after concerns about asbestos litigation caused the stock to decline.
--------------------------------------------------------------------------------
SCHLUMBERGER        Premier  oil-services company declined to our purchase price range.
--------------------------------------------------------------------------------
PHILLIPS PETROLEUM  Company is successfully repositioning itself for growth.
--------------------------------------------------------------------------------
NOBLE DRILLING      Beneficiary of expected recovery in offshore drilling.
--------------------------------------------------------------------------------
PANCANADIAN ENERGY  Leading  Canadian  producer with above- average  exploration success.
================================================================================
                                   REDUCTIONS
--------------------------------------------------------------------------------
ANDERSON            Purchased by Devon Energy.
EXPLORATION*
--------------------------------------------------------------------------------
DEVON ENERGY*       Reached our asset value target early in 2001.
--------------------------------------------------------------------------------
TEXACO*             Taken over by Chevron.
--------------------------------------------------------------------------------
NABORS INDUSTRIES   Reached our price target early in 2001.  (Repurchased  later in fiscal year after price dropped.)
--------------------------------------------------------------------------------
*Eliminated from portfolio.


                                                                     See page 14
                                                                  for a complete
                                                                  listing of the
                                                                fund's holdings.

FUND PROFILE                                              AS OF JANUARY 31, 2002
 FOR ENERGY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on page 10.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                      FUND              WILSHIRE 5000
--------------------------------------------------------------------------------
Number of Stocks                         52                     6,013
Median Market Cap                     $8.7B                    $33.1B
Price/Earnings Ratio                  16.0x                     32.5X
Price/Book Ratio                       2.3x                      3.3x
Yield                                                            1.3%
  Investor Shares                      1.3%
  Admiral Shares                       1.3%
Return on Equity                      14.8%                     22.5%
Earnings Growth Rate                   9.3%                     14.4%
Foreign Holdings                      34.0%                      0.0%
Turnover Rate                           28%                        --
Expense Ratio
 Investor Shares                      0.39%                        --
 Admiral Shares                      0.34%*                        --
Cash Investments                       4.0%                        --
--------------------------------------------------------------------------------


================================================================================
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
ChevronTexaco Corp.                      3.9%
ExxonMobil Corp.                         3.9
BP PLC ADR                               3.6
Weatherford International, Inc.          3.5
Schlumberger Ltd.                        3.4
Norsk Hydro AS ADR                       3.4
Suncor Energy, Inc.                      3.4
Noble Drilling Corp.                     3.2
Phillips Petroleum Co.                   3.1
TotalFinaElf SA ADR                      3.0
--------------------------------------------------------------------------------
Top Ten                                 34.4%
--------------------------------------------------------------------------------


================================================================================
INVESTMENT FOCUS
 MARKET CAP - MEDIUM
 STYLE -      VALUE
--------------------------------------------------------------------------------


================================================================================
VOLATILITY MEASURES
                                     WILSHIRE
                         FUND            5000
--------------------------------------------------------------------------------
R-Squared                0.16            1.00
Beta                     0.60            1.00
--------------------------------------------------------------------------------


================================================================================
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
Energy Miscellaneous                                      4.0%
International                                            34.0
Machinery--Oil Well Equipment & Services                 22.5
Materials & Processing                                    2.6
Offshore Drilling                                         3.3
Oil--Crude Producers                                      8.3
Oil--Integrated Domestic                                 11.9
Oil--Integrated International                             9.0
Utilities--Gas Pipelines                                  4.4
--------------------------------------------------------------------------------


*Annualized.                                                   Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       AS OF JANUARY 31, 2002
  FOR ENERGY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


==============================================================================================================
CUMULATIVE PERFORMANCE JANUARY 31, 1992-JANUARY 31, 2002
--------------------------------------------------------------------------------------------------------------
                      FUND            AVERAGE NATURAL         S&P ENERGY          S&P500         WILSHIRE 5000
                                      RESOURCES FUND          SECTOR INDEX         INDEX                 INDEX
--------------------------------------------------------------------------------------------------------------
199201               10000                 10000                   10000           10000               10000
199204               10433                 10057                   10550           10224               10018
199207               10983                 10393                   11106           10535               10274
199210               10936                 10324                   10872           10477               10301
199301               11302                 10448                   10980           11058               11053
199304               13747                 11920                   12170           11169               11069
199307               14270                 12393                   12452           11455               11468
199310               14900                 12949                   12990           12042               12132
199401               14388                 13233                   13003           12482               12533
199404               14231                 12391                   12640           11763               11810
199407               14791                 12451                   13045           12046               11951
199410               15140                 12920                   13695           12508               12437
199501               13072                 11665                   13145           12548               12405
199504               15156                 13169                   14735           13817               13568
199507               15544                 13259                   15279           15191               15071
199510               14776                 12868                   15163           15815               15640
199601               16822                 14771                   16839           17400               17013
199604               19493                 16736                   18255           17992               17932
199607               18485                 15450                   17965           17707               17285
199610               21352                 17970                   20186           19625               19050
199701               23604                 19327                   22273           21983               21158
199704               21829                 17799                   22649           22514               21095
199707               25940                 19786                   26924           26940               25443
199710               27649                 20775                   27170           25928               25068
199801               24500                 18131                   25122           27899               26511
199804               27622                 19803                   28992           31759               30218
199807               23255                 15089                   26171           32135               29779
199810               22572                 15249                   26788           31629               28776
199901               19306                 13667                   24787           36963               33742
199904               25395                 17532                   32386           38690               35392
199907               26340                 17540                   32296           38628               35242
199910               24944                 17587                   31044           39748               36164
200001               24294                 17937                   31240           40787               38544
200004               28368                 19488                   32118           42608               39573
200007               28608                 19022                   34005           42094               39062
200010               30635                 20967                   36917           42170               39095
200101               32817                 23251                   36812           40420               37187
200104               37045                 24450                   39097           37081               33981
200107               33121                 20728                   36110           36063               33186
200110               32037                 20028                   33583           31668               29099
200201               32635                 21147                   33382           33894               31493
--------------------------------------------------------------------------------------------------------------


                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2002      FINAL VALUE
                                    ONE        FIVE          TEN    OF A $10,000
                                   YEAR       YEARS        YEARS      INVESTMENT
--------------------------------------------------------------------------------
ENERGY FUND INVESTOR SHARES       -0.55%      6.69%        12.56%      $32,635
Average Natural Resources Fund*   -9.05       1.82          7.78        21,147
S&P Energy Sector Index           -9.32       8.43         12.81        33,382
S&P 500 Index                    -16.15       9.04         12.98        33,894
Wilshire 5000 Index              -15.31       8.28         12.16        31,493
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                                    RETURN SINCE   OF A $250,000
                                                      INCEPTION+      INVESTMENT
--------------------------------------------------------------------------------
ENERGY FUND ADMIRAL SHARES**                               -0.44%      $248,912
S&P 500 Index                                               1.37        253,420
--------------------------------------------------------------------------------


================================================================================
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-JANUARY 31, 2002

FISCAL YEAR                TOTAL RETURN                 S&P ENERGY SECTOR INDEX
--------------------------------------------------------------------------------
1993                         13.0                               9.8
1994                         27.3                              18.4
1995                         -9.1                               1.1
1996                         28.7                              28.1
1997                         40.3                              32.3
1998                          3.8                              12.8
1999                        -21.2                              -1.3
2000                         25.8                              26.0
2001                         35.1                              17.8
2002                         -0.6                              -9.3
--------------------------------------------------------------------------------


 *Derived from data provided by Lipper Inc.
**Reflective  of the 1% fee assessed on  redemption of shares held less than one year.
 +November 12, 2001.
See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

--------------------------------------------------------------------------------------------------------------------
                                                         ONE         FIVE                        TEN YEARS
                                 INCEPTION DATE         YEAR        YEARS              CAPITAL     INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------
ENERGY FUND
  Investor Shares                 5/23/1984          -2.55%         7.99%               10.69%      1.84%     12.53%
  Admiral Shares                 11/12/2001           2.71%**
    Fee-Adjusted Returns*                             1.69**
--------------------------------------------------------------------------------------------------------------------

 *Reflective of the 1% fee assessed on  redemptions of shares held less than one year.
**Since inception.

YOUR FUND'S AFTER-TAX RETURNS
This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL                      RETURNS PERIODS ENDED JANUARY 31, 2002
                                        ONE YEAR      FIVE YEARS       TEN YEARS
                                       -----------------------------------------
ENERGY FUND INVESTOR SHARES*
  Returns Before Taxes                   -0.55%             6.69%         12.56%
  Returns After Taxes on Distributions   -1.82              5.28          10.88
  Returns After Taxes on Distributions
    and Sale of Fund Shares               1.23              5.04           9.97
--------------------------------------------------------------------------------
*Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.

FINANCIAL STATEMENTS
  JANUARY 31, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
ENERGY FUND                                             SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.0%)
--------------------------------------------------------------------------------
UNITED STATES (63.4%)
--------------------------------------------------------------------------------
ENERGY MISCELLANEOUS (3.9%)
 Sunoco, Inc.                                          954,967 $         36,824
 Valero Energy Corp.                                   300,000           13,782
                                                              ------------------
                                                                         50,606
                                                              ------------------
MACHINERY--OIL WELL EQUIPMENT & Services (21.7%)
* Weatherford International, Inc.                    1,200,000           46,188
  Schlumberger Ltd.                                    800,000           45,112
* Noble Drilling Corp.                               1,316,400           42,085
  Halliburton Co.                                    2,500,000           34,375
  Baker Hughes, Inc.                                   879,300           30,951
* Nabors Industries, Inc.                              691,100           21,638
* Cooper Cameron Corp.                                 506,200           21,529
* Rowan Cos., Inc.                                   1,097,100           19,781
* Smith International, Inc.                            300,000           16,515
* BJ Services Co.                                      244,000            7,564
                                                              ------------------
                                                                        285,738
                                                              ------------------
MATERIALS & Processing (2.5%)
Ashland, Inc.                                          700,000           32,732
                                                              ------------------
OFFSHORE DRILLING (3.2%)
GlobalSantaFe Corp.                                    700,000           19,880
ENSCO International, Inc.                              656,800           15,632
Transocean Sedco Forex Inc.                            210,700            6,456
                                                              ------------------
                                                                         41,968
                                                              ------------------
OIL--CRUDE PRODUCERS (7.9%)
EOG Resources, Inc.                                    900,000 $         30,591
Anadarko Petroleum Corp.                               500,000           24,565
Burlington Resources, Inc.                             602,800           20,640
Cabot Oil & Gas Corp. Class A                          861,000           17,263
Apache Corp.                                           230,000           11,153
                                                              ------------------
                                                                        104,212
                                                              ------------------
OIL--INTEGRATED DOMESTIC (11.4%)
Phillips Petroleum Co.                                 700,000           40,929
Unocal Corp.                                         1,000,000           34,950
Occidental Petroleum Corp.                             900,000           23,355
Marathon Oil Corp.                                     500,000           14,025
Murphy Oil Corp.                                       167,100           13,201
Amerada Hess Corp.                                     205,400           12,603
Kerr-McGee Corp.                                       200,000           10,590
                                                              ------------------
                                                                        149,653
                                                              ------------------
OIL--INTEGRATED INTERNATIONAL (8.6%)
ChevronTexaco Corp.                                    609,400           51,068
ExxonMobil Corp.                                     1,300,000           50,765
Conoco Inc.                                            400,000           11,264
                                                              ------------------
                                                                        113,097
                                                              ------------------
UTILITIES--GAS PIPELINES (4.2%)
Equitable Resources, Inc.                            1,228,200           37,755
El Paso Corp.                                          300,000           11,385
Dynegy, Inc. Class A                                   275,100            6,561
                                                              ------------------
                                                                         55,701
                                                              ------------------
--------------------------------------------------------------------------------
TOTAL UNITED STATES                                                     833,707
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
COMMON STOCKS (96.0%)                                   SHARES            (000)
--------------------------------------------------------------------------------
INTERNATIONAL (32.6%)
--------------------------------------------------------------------------------
BRAZIL (2.0%)
Petroleo Brasileiro ADR                              1,264,800 $         26,497
                                                              ------------------
CANADA (12.9%)
  Suncor Energy, Inc.                                1,448,400           44,267
  Alberta Energy Co., Ltd.                             767,600           30,073
* Petro-Canada                                       1,000,000           22,859
  Canadian Natural Resources Ltd.                      800,000           20,828
  Shell Canada Ltd. CLass A                            644,100           18,430
  PanCanadian Energy Corp.                             590,000           15,861
* Paramount Resources Ltd.                           1,106,300           10,088
* Western Oil Sands Inc.                               500,000            6,918
                                                              ------------------
                                                                        169,324
                                                              ------------------
CHINA (1.2%)
PetroChina Co. Ltd. ADR                                600,000           11,178
China Petroleum and Chemical Corp. ADR                 287,400            4,282
                                                              ------------------
                                                                         15,460
                                                              ------------------
FRANCE (3.0%)
TotalFinaElf SA ADR                                    558,200           39,275
                                                              ------------------
ITALY (2.5%)
ENI SpA ADR                                            509,400           33,315
                                                              ------------------
NETHERLANDS (1.5%)
Royal Dutch Petroleum Co. ADR                          400,000           19,988
                                                              ------------------
NORWAY (3.4%)
Norsk Hydro AS ADR                                   1,062,900           44,302
                                                              ------------------
SPAIN (0.7%)
Repsol YPF SA ADR                                      800,000            9,632
                                                              ------------------
UNITED KINGDOM (5.4%)
BP PLC ADR                                           1,000,000           46,720
Shell Transport & Trading Co. ADR                      600,000           24,642
                                                              ------------------
                                                                         71,362
                                                              ------------------
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                     429,155
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $1,010,435)                                                     1,262,862
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE           MARKET
                                                        AMOUNT           VALUE*
TEMPORARY CASH INVESTMENTS (7.6%)                        (000)            (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
  Cash Account
  1.91%, 2/1/2002                                      $69,364          $69,364
  1.91%, 2/1/2002--Note G                               30,250           30,250
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $99,614)                                                           99,614
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.6%)
(Cost $1,110,049)                                                     1,362,476
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.6%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      8,821
Liabilities--Note G                                                     (55,444)
                                                              ------------------
                                                                        (46,623)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $1,315,853
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                             $ 1,048,551
Overdistributed Net Investment
 Income--Note E                                                          (1,109)
Accumulated Net Realized Gains--Note E                                   15,980
Unrealized Appreciation--Note F
 Investment Securities                                                  252,427
 Foreign Currencies                                                           4
--------------------------------------------------------------------------------
NET ASSETS                                                           $1,315,853
================================================================================
Investor Shares--Net Assets
Applicable to 50,818,934 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                            $1,258,330
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                              $24.76
--------------------------------------------------------------------------------
Admiral Shares--Net Assets
Applicable to 1,237,581 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                              $57,523
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                               $46.48
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                                     ENERGY FUND
                                                     YEAR ENDED JANUARY 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends*                                                            $ 23,236
 Interest                                                                 2,390
 Security Lending                                                           454
--------------------------------------------------------------------------------
   Total Income                                                          26,080
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B                                            786
The Vanguard Group--Note C
  Management and Administrative
   Investor Shares                                                        4,097
   Admiral Shares                                                            27
  Marketing and Distribution
   Investor Shares                                                          159
   Admiral Shares                                                            --
Custodian Fees                                                              131
Auditing Fees                                                                12
Shareholders' Reports
 Investor Shares                                                             46
 Admiral Shares                                                              --
Trustees' Fees and Expenses                                                   2
--------------------------------------------------------------------------------
   Total Expenses                                                         5,260
   Expenses Paid Indirectly--Note D                                        (208)
--------------------------------------------------------------------------------
   Net Expenses                                                           5,052
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    21,028
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                             102,396
 Foreign Currencies                                                        (169)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                102,227
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities Sold                                            (144,906)
 Foreign Currencies                                                           4
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (144,902)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ (21,647)
--------------------------------------------------------------------------------
*Dividends are net of foreign withholding taxes of $622,000.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

================================================================================
                                                                     ENERGY FUND
                                                          YEAR ENDED JANUARY 31,
                                                 -------------------------------
                                                           2002          2001
                                                           (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                 $ 21,028      $ 17,665
 Realized Net Gain (Loss)                               102,227        63,805
 Change in Unrealized Appreciation (Depreciation)      (144,902)      241,200
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                          (21,647)      322,670
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
  Investor Shares                                       (18,854)      (16,258)
  Admiral Shares                                           (745)           --
 Realized Capital Gain*
  Investor Shares                                       (72,494)      (62,352)
  Admiral Shares                                         (2,829)           --
--------------------------------------------------------------------------------
   Total Distributions                                  (94,922)      (78,610)
--------------------------------------------------------------------------------
Capital Share Transactions--Note H
  Investor Shares                                        93,486        63,224
  Admiral Shares                                         58,161            --
--------------------------------------------------------------------------------
   Net Increase (Decrease) from
    Capital Share Transactions                          151,647        63,224
--------------------------------------------------------------------------------
   Total Increase (Decrease)                             35,078       307,284
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                                  1,280,775       973,491
--------------------------------------------------------------------------------
 End of Period                                       $1,315,853    $1,280,775
================================================================================

*Includes fiscal 2002 and 2001 short-term gain distributions totaling $0 and $4,943,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

=============================================================================================
                                                          ENERGY FUND INVESTOR SHARES
                                                            YEAR ENDED JANUARY 31,
                                              -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     2002     2001     2000     1999      1998
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $26.93   $21.24   $17.16   $22.68    $23.44
---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                             .428      .39     .355      .33       .32
 Net Realized and Unrealized Gain
   (Loss) on Investments                          (.660)    7.04    4.080    (5.08)      .57
---------------------------------------------------------------------------------------------
  Total from Investment Operations                (.232)    7.43    4.435    (4.75)      .89
---------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income             (.400)    (.36)   (.355)    (.35)     (.32)
 Distributions from Realized Capital Gains       (1.538)   (1.38)      --     (.42)    (1.33)
---------------------------------------------------------------------------------------------
  Total Distributions                            (1.938)   (1.74)   (.355)    (.77)    (1.65)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $24.76   $26.93   $21.24   $17.16    $22.68
=============================================================================================
TOTAL RETURN*                                    -0.55%   35.08%   25.83%  -21.20%     3.80%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)             $1,258   $1,281     $973     $760    $1,090
Ratio of Total Expenses to Average Net Assets     0.39%    0.41%    0.48%    0.41%     0.38%
Ratio of Net Investment Income
  to Average Net Assets                           1.57%    1.52%    1.63%    1.46%     1.36%
Portfolio Turnover Rate                             28%      24%      18%      22%       19%
=============================================================================================

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

================================================================================
                                                      ENERGY FUND ADMIRAL SHARES
                                                                  NOV. 12, 2001*
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                  TO  JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                   .118
 Net Realized and Unrealized Gain (Loss) on Investments                  .010
--------------------------------------------------------------------------------
  Total from Investment Operations                                       .128
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                   (.760)
 Distributions from Realized Capital Gains                             (2.888)
--------------------------------------------------------------------------------
  Total Distributions                                                  (3.648)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $46.48
================================================================================
TOTAL RETURN**                                                          0.57%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                      $58
Ratio of Total Expenses to Average Net Assets                          0.34%+
Ratio of Net Investment Income to Average Net Assets                   0.53%+
Portfolio Turnover Rate                                                   28%
================================================================================
 *Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
 +Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  Foreign   Currency:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2002, the investment advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2002, the fund had contributed capital of $246,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.25% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended January 31, 2002, these arrangements reduced the fund's expenses by $208,000 (an annual rate of 0.02% of average net assets).

E. During the year ended January 31, 2002, the fund purchased $451,787,000 of investment securities and sold $361,031,000 of investment securities other than temporary cash investments.

     During the year ended January 31, 2002, the fund realized net foreign currency losses of $169,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,571,000 from undistributed net investment income, and $7,338,000 from accumulated net realized gains, to paid-in capital.

     For tax  purposes,  at January  31,  2002,  the fund had  capital  gains of
$15,980,000   available  for   distribution,   including   short-term  gains  of
$1,118,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

F. At January 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $252,427,000, consisting of unrealized gains of $289,709,000 on securities that had risen in value since their purchase and $37,282,000 in unrealized losses on securities that had fallen in value since their purchase.

     The fund had net unrealized foreign currency gains of $4,000 resulting from the translation of other assets and liabilities at January 31, 2002.

G. The market value of securities on loan to broker/dealers at January 31, 2002, was $29,587,000, for which the fund held cash collateral of $30,250,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                 YEAR ENDED JANUARY 31,
                                     -------------------------------------------
                                               2002                   2001
                                     -------------------------------------------
                                          AMOUNT     SHARES     AMOUNT    SHARES
                                           (000)      (000)      (000)    (000)
--------------------------------------------------------------------------------
INVESTOR SHARES
 Issued                                 $ 329,199    11,882  $ 348,491   13,086
 Issued in Lieu of Cash Distributions      86,765     3,655     74,102    2,782
 Redeemed*                               (322,478)  (12,278)  (359,369) (14,151)
  Net Increase (Decrease)--Investor Shares 93,486     3,259     63,224    1,717
ADMIRAL SHARES
 Issued                                    55,742     1,183         --       --
 Issued in Lieu of Cash Distributions       2,870        64         --       --
 Redeemed*                                   (451)       (9)        --       --
  Net Increase (Decrease)--Admiral Shares  58,161     1,238         --       --
--------------------------------------------------------------------------------
*Net of redemption fees of $792,000 and $716,000, respectively (fund totals).

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD ENERGY FUND:
In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (the "Fund") at January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 6, 2002


--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD ENERGY FUND
This information for the fiscal year ended January 31, 2002, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $82,562,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 63.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides ser-vices to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

====================================================================================================================================
 NAME                          POSITION(S) HELD WITH FUND
(DATE OF BIRTH)                (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE          OVERSEEN BY TRUSTEE)           PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*               Chairman of the Board,         Chairman of the Board, Chief Executive Officer, and
(July 29, 1954)                Chief Executive Officer,       Director/Trustee of The Vanguard Group, Inc., and
 May 1987                      and Trustee                    of each of the investment companies
                               (106)                          served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis               Trustee                        The Partners of '63 (pro bono ventures in education); Senior Adviser
(October 23, 1937)             (106)                          to Greenwich Associates (international business-strategy consulting);
 January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                              Business at New York University; Trustee of the Whitehead Institute
                                                              for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA                 Trustee                        Chairman and Chief Executive Officer (since October 1999), Vice
(December 23, 1945)            (84)                           Chairman (January-September 1999), and Vice President (prior to
 December 2001                                                September 1999) of Rohm and Haas Co. (chemicals); Director of
                                                              Technitrol, Inc. (electronic components), and Agere Systems
                                                              (communications components); Board Member of the American Chemistry
                                                              Trustee Council; and of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN         Trustee                        Vice President, Chief Information Officer, and Member of the Executive
(January 25, 1950)             (106)                          Committee of Johnson & Johnson (pharmaceuticals/consumer products);
 July 1998                                                    Director of the Medical Center at Princeton and Women's
                                                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL              Trustee                        Chemical Bank Chairman's Professor of Economics, Princeton
(August 28, 1932)              (104)                          University; Director of Prudential Insurance Co. of America, BKF
 May 1977                                                     Capital (investment management), The Jeffrey Co. (a holding company), and NeuVis, Inc. (a software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.          Trustee                        Chairman, President, Chief Executive Officer, and Director of NACCO
(October 8, 1941)              (106)                          Industries, Inc. (forklift trucks/housewares/lignite); Director of
 January 1993                                                 Goodrich Corporation (industrial products/aircraft systems and services); Director of the Standard Products Company
                                                              (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON             Trustee                        Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(March 2, 1936)                (106)                          (chemicals); Director of Cummins Inc. (diesel engines), The Mead
 April 1985                                                   Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

====================================================================================================================================
 NAME                          POSITION(S) HELD WITH FUND
(DATE OF BIRTH)                (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE          OVERSEEN BY TRUSTEE)           PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON              Secretary                      Managing Director and General Counsel of The Vanguard Group, Inc.
(April 25, 1951)               (106)                          (since September 1997); Secretary of The Vanguard Group, and of
 June 2001                                                    each of the investment companies served by The Vanguard
                                                              Group; Principal of The Vanguard Group (prior to September 1997).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS              Treasurer                      Principal of The Vanguard Group, Inc.; Treasurer of each of the
(May 21, 1957)                 (106)                          investment companies served by The Vanguard Group.
 July 1998
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.



More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.
Standard & Poor's(R), S&P(R), and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.
All other marks are the property of their respective owners.

[SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER
Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(TM). Prospectuses may also be viewed online.

FUND INFORMATION
1-800-662-7447

TEXT TELEPHONE
1-800-952-3335

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

WORLD WIDE WEB
www.vanguard.com


                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q510 032002

Vanguard(R) REIT Index Fund

Annual Report * January 31, 2002

STOCK

The Vanguard Group(R)

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.
     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.
     The actions we recommend are quite simple.
     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.
     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.
     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.
     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

CONTENTS
Letter from the Chairman                                    1
Fund Profile                                                6
Glossary of Investment Terms                                7
Performance Summary                                         8
Your Fund's After-Tax Returns                              10
Financial Statements                                       11
Advantages of Vanguard.com                                 21


SUMMARY
* Vanguard REIT Index Fund returned 11.6% during the 12 months ended January 31, 2002.
* Our result was very good not only in absolute terms but also on a relative basis--it was roughly 3 percentage points above the average return of competing funds and nearly 27 percentage points above the -;15.3% return of the overall stock market.
* The earnings growth of real estate investment trusts slowed considerably, but the sector still looked robust in light of the profit declines and losses in many other sectors. The relatively high yields of REITs also attracted attention as short-term interest rates sank.

LETTER FROM THE CHAIRMAN
[PHOTO--JOHN J. BRENNAN]
John J. Brennan

Fellow Shareholder,
Real estate stocks provided very good returns during the 12 months ended January 31, 2002, as the overall stock market continued to decline. It was the second consecutive fiscal year of terrific relative results for the sector. VANGUARD(R) REIT INDEX FUND returned 11.6%--about 3 percentage points more than the average real estate fund and nearly 27 percentage points more than the overall stock market.
     The table below presents the fund's total return--capital change plus reinvested dividends--as well as the results for the average real estate fund and two unmanaged market indexes: the Morgan Stanley Real Estate Investment Trust Index (your fund's target) and the Wilshire 5000 Total Market Index. We also show the return for the fund's new Admiral(TM) Shares, a lower-cost class of shares for clients with large or long-tenured accounts that create economies of scale.

-------------------------------------------------------
2002 Total Returns                    Fiscal Year Ended
                                             January 31
-------------------------------------------------------
VANGUARD REIT INDEX FUND
 INVESTOR SHARES                                  11.6%
Average Real Estate Fund*                          8.5
Morgan Stanley REIT Index                         11.9
Wilshire 5000 Index                              -15.3
-------------------------------------------------------

Admiral Shares (since inception on November 12, 2001)
-------------------------------------------------------
Vanguard REIT Index Fund                           5.8%
-------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The table on page 5 provides details about the fund's performance in the fiscal period, including the change in share price and the distributions of investment income and return of capital. The fund's distribution yield at our fiscal year-end was 6.7%.

FINANCIAL  MARKETS  IN REVIEW
The 12 months ended January 31 were very rough for most stock investors. The broad U.S. stock market, as measured by the Wilshire 5000 Index, lost -15.3% during the fiscal year. Several factors contributed to the market's decline, including:
* The first recession in the U.S. economy in a decade, part of a worldwide slowdown in economic activity.
* The September 11 terrorist attacks, which resulted in economic disruption and a heightened awareness of risk--both physical and financial.
* A steep reduction in corporate profits--12-month net earnings reported by companies in the Standard & Poor's 500 Index fell nearly 50% on average from January 2001 to January 2002.

* Concern about the reliability of certain corporate accounting and disclosure practices, owing largely to the collapse of Enron Corporation. The recession that began in March 2001 ended a record ten years of uninterrupted expansion in the U.S. economy. The downturn was heralded by severe reductions in corporate investment spending, especially in the technology and telecommunications sectors (both plagued by overcapacity created in the 1990s boom). As the year progressed, so did the business cutbacks and the weakness in most economic indicators. High levels of corporate and household debt cast doubt on the economy's ability to bounce back quickly.
     Through all the difficulties, consumer spending held up surprisingly well--especially spending for housing and for automobiles, spurred by low interest rates (and sales incentives, in the case of autos). Joblessness rose during the 12 months--the unemployment rate in January 2002 stood at 5.6%, well above the three-decade low of 3.9% last reached in October 2000. However, layoffs seemed to be tapering off late in the fiscal year, and consumer confidence regained some ground.
     Whether such hopeful signs will blossom into a full-fledged recovery by summer is uncertain, but by January the Federal Reserve Board was encouraged enough to halt its aggressive campaign of cutting interest rates to stimulate economic activity. In the 2001 calendar year, the Fed lowered its target for the federal funds rate--the interest rate that banks charge each other for overnight loans--11 times, for a total of 475 basis points (4.75 percentage points). Those reductions brought the federal funds rate to 1.75%, its lowest level in four decades.
     The weak economy and even weaker corporate profits kept the broad U.S. stock market in bear territory during the 12 months ended January 31. The market hit a three-year low in September after the terrorist attacks, but rallied in the final weeks of 2001. Still, the returns of most stock sectors were deeply in the red for the full fiscal year. The Wilshire 5000 Index ended the period -28% below its peak in March 2000.
     In contrast, investment-grade bonds had another

--------------------------------------------------------------------------------
MARKET BAROMETER                                   Average Annual Total Returns
                                                 Periods Ended January 31, 2002
                                                 -------------------------------
                                                    One       Three       Five
                                                   Year       Years      Years
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -16.1%       -2.8%       9.0%
Russell 2000 Index (Small-caps)                   -3.6         5.6        6.9
Wilshire 5000 Index (Entire market)              -15.3        -2.3        8.3
MSCI EAFE Index (International)                  -26.1        -6.9        0.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        7.6%        6.3%       7.5%
Lehman 10 Year Municipal Bond Index                5.2         4.7        6.3
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                          3.7         4.9        5.0
================================================================================
CPI
Consumer Price Index                               1.1%        2.5%       2.2%
--------------------------------------------------------------------------------
good year. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable investment-grade U.S. bond market, posted a 12-month return of 7.6%. Yields of U.S. Treasury securities--which move in the opposite direction from their prices--fell during the 12 months. As we would expect, the yield of the 3-month Treasury bill was most affected by the Fed's actions; it fell 324 basis points to 1.75%. The 3-year Treasury note's yield declined 57 basis points to 4.13%, while the yields of 10-year and 30-year Treasuries were nearly unchanged at 5.03% and 5.43%, respectively.

--------------------------------------------------------------------------------
WITH BOND YIELDS FALLING, MANY INVESTORS WERE LURED BY YIELDS ON REITS.
--------------------------------------------------------------------------------

FISCAL 2002 PERFORMANCE OVERVIEW
Your fund's 11.6% gain for the 12 months ended January 31 consisted of a 5.8% capital return and a 5.8% income return. The income return included both net investment income and some return of capital by our underlying REITs. Once again the fund met its investment objective by closely tracking the return of its target index.
     Real estate stocks did well during the period for a couple of reasons. First, the sector attracted some buyers who saw REITs as a haven from losses or steep profit declines in many other sectors. Second, the relatively high yields of REITs captured the attention of many investors who saw income from other investments fall as the Fed slashed short-term interest rates.

--------------------------------------------------------------------------------
THE 11.6% RETURN OF VANGUARD REIT INDEX FUND DURING THE 12 MONTHS ENDED JANUARY 31 CONSISTED OF A 5.8% CAPITAL RETURN AND A 5.8% INCOME RETURN.
--------------------------------------------------------------------------------

     But while real estate stocks held up during the fiscal year, the recession and September's terrorist attacks took a toll on the real estate market. One widely used barometer is the year-over-year growth rate in funds from operations--a measure of operating earnings for REITs. The growth rate decreased in each quarter of calendar 2001, according to the National Association of Real Estate Investment Trusts. In comparison with figures from 2000, funds from operations rose 7.5% in the first quarter of 2001, 5.7% in the second quarter, and 3.8% in the third quarter. (Fourth-quarter figures were not available.) It's important to note that even though this rate was declining, it was still positive--unlike common stock earnings.
     The performance of an individual REIT depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance purchases and renovations. A REIT's rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or poor management.

     Vanguard REIT Index Fund is a sensible way to gain broad, economical exposure to the real estate market. The fund seeks to provide a high level of income and moderate long-term capital growth by tracking a benchmark index of publicly traded equity REITs. (Equity REITs own properties directly. Other types are mortgage REITs, which make loans to commercial real estate developers, and hybrid REITs, which hold both properties and mortgages.) As of January 31, your fund held 112 equity REITs, most of which specialized in apartment buildings, office space, or retail centers. For more details, see the Fund Profile on page 6.

LIFETIME PERFORMANCE OVERVIEW
Vanguard REIT Index Fund is intended as a long-term investment vehicle, and we believe its merits should be judged over longer periods. Since its inception on May 13, 1996, the fund has recorded an average annual return of 10.4%. This result is solid in both absolute and relative terms.
     The table below presents the returns during the period for the fund, its average competitor, the Morgan Stanley REIT Index, and the all-market Wilshire 5000 Index. It also shows the results of hypothetical $10,000 investments made in each at the fund's inception. We expect our funds to outperform their peers over the long term, and the REIT Index Fund has succeeded thus far.

--------------------------------------------------------------------
TOTAL RETURNS                                     May 13, 1996, to
                                                  January 31, 2002
                               ------------------------------------
                                 Average            Final Value of
                                  Annual                 a $10,000
                                  Return        Initial Investment
--------------------------------------------------------------------
Vanguard REIT Index Fund
 Investor Shares                   10.4%                   $17,573
Average Real Estate Fund            9.7                     17,007
Morgan Stanley REIT Index          10.3                     17,492
Wilshire 5000 Index                10.1                     17,331
--------------------------------------------------------------------

     The fund is ably managed by Vanguard's Quantitative Equity Group, which runs all of our stock index funds. One sign of the group's skill is that, since inception, the REIT Index Fund has actually outpaced its target index by an average of 0.1 percentage point annually. This is remarkable because indexes exist on paper--they incur zero costs. As a real-world investment portfolio, your fund bears the burden of operating and transaction costs. Although our indexed approach helps to minimize these costs, to actually overcome them takes adroit work by the Quantitative Equity Group's professionals.
     Compared with its peer group of funds, the REIT Index Fund has a major cost advantage. At 0.28% of average net assets ($2.80 per $1,000 in assets), the annual expense ratio of our Investor Shares for 2001 was one-sixth of the 1.67% ratio ($16.70 per $1,000 in assets) charged by the average real estate fund. The practical meaning of our cost advantage is simple: Our average competitor must earn more than 1.4 percentage points more, on a gross basis, each year to deliver the same net result to its shareholders. That's a high hurdle to overcome.

IN SUMMARY
After difficult periods in the stock market--as the past two years certainly have been--it's easy to act on the temptation to concentrate one's investments in the "safest" or the "best-performing" asset class or market sector. We counsel investors to resist this impulse and to remain true to a long-term strategy of holding a well-diversified mix of stocks, bonds, and short-term investments.
     Because REITs have behaved very differently from the market as a whole in recent years, they may serve to further diversify a portfolio. Your portfolio's asset mix should be chosen in light of your time horizon, financial situation, and tolerance for risk, and it should not be changed substantially on the basis of transitory matters--such as which market sector did best or worst last year or what the self-appointed market experts are saying this month. "Stay the course" remains our advice.
     We thank you for your trust in our approach to investing, and we pledge to continue working hard to keep your confidence.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer

February 13, 2002


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: January 31, 2001-January 31, 2002

                                                           Distributions
                                                             Per Share
                                                 -------------------------------
                           Starting      Ending     Income    Capital  Return of
                        Share Price Share Price Dividends Gains Capital Vanguard REIT Index Fund
 Investor Shares             $11.61      $12.10     $0.631     $0.000     $0.179
 Admiral Shares*              50.00       51.65      0.970      0.000      0.275
--------------------------------------------------------------------------------
*Since inception on November 12, 2001.

FUND PROFILE                                              As of January 31, 2002
 for REIT Index Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 7.

------------------------------------------------
Portfolio Characteristics
                                       Wilshire
                               Fund        5000
------------------------------------------------
Number of Stocks                112       6,013
Median Market Cap             $2.0B      $33.1B
Price/Earnings Ratio          17.1x       32.5x
Price/Book Ratio               1.5x        3.3x
Yield                                      1.3%
Investor Shares               6.7%*
Admiral Shares                6.8%*
Return on Equity              11.7%       22.5%
Earnings Growth Rate          12.2%       14.4%
Foreign Holdings               0.0%        0.0%
Turnover Rate                   10%         --
Expense Ratio
 Investor Shares              0.28%         --
 Admiral Shares             0.23%**         --
Cash Investments               2.0%         --
------------------------------------------------

---------------------------------------------
Ten Largest Holdings (% of total net assets)

Equity Office Properties Trust REIT     8.8%
Equity Residential Properties
 Trust REIT                             5.3
Simon Property Group, Inc. REIT         3.9
Public Storage, Inc. REIT               3.2
Archstone-Smith Trust REIT              3.2
Vornado Realty Trust REIT               3.1
ProLogis Trust REIT                     2.8
Boston Properties, Inc. REIT            2.4
Apartment Investment &
 Management Co. Class A REIT            2.4
Avalonbay Communities, Inc. REIT        2.3
----------------------------------------------
Top Ten                                37.4%
----------------------------------------------


----------------------
Investment Focus
[Chart]
Market Cap -- Small
Style -- Value
----------------------

---------------------------------------
Volatility Measures
                             Wilshire
                  Fund           5000
---------------------------------------
R-Squared        -0.02           1.00
Beta              0.08           1.00
---------------------------------------

-----------------------------
Fund Allocation by REIT Type

Apartments             23.0%
Office                 22.3
Retail                 21.8
Industrial             14.7
Diversified            12.5
Hotels                  5.7
-----------------------------
Total                 100.0%
-----------------------------

*This yield included some payments that represent a return of capital by the underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year ends.
**Annualized.

[COMPUTER GRAPHIC]
Visit our website
www.vanguard.com
for regularly updated
fund information.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's income from dividends, interest, and return-of-capital distributions. The index yield is based on the current annualized rate of dividends and other distributions paid on stocks in the index.
--------------------------------------------------------------------------------

Performance Summary As of January 31, 2002 for REIT Index Fund

All of the data on this page and the following page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE May 13, 1996-January 31, 2002
[Mountain Chart]

             REIT Index Fund   Average Real      Morgan Stanley   Wilshire 5000
             Investor Shares   Estate Fund         REIT Index         Index
5/13/1996          10000           10000              10000           10000
199607             10270           10074              10276            9448
199610             11186           10932              11201           10413
199701             13033           12618              13066           11566
199704             12637           12184              12664           11531
199707             14067           13968              14081           13908
199710             14825           14683              14842           13703
199801             15258           14981              15217           14491
199804             14873           14916              14797           16518
199807             13720           13685              13644           16278
199810             12964           12620              12913           15730
199901             12617           12554              12546           18444
199904             13544           13514              13442           19346
199907             13174           13288              13057           19264
199910             12224           12101              12131           19768
200001             12485           12270              12391           21069
200004             13583           13216              13472           21631
200007             15298           15058              15166           21352
200010             14418           14427              14301           21370
200101             15747           15670              15630           20328
200104             15957           15630              15846           18575
200107             16902           16616              16791           18140
200110             16256           15727              16172           15906
200201             17573           17007              17492           17331


                                 Average Annual Total Returns
                                Periods Ended January 31, 2002
                                -------------------------------      Final Value
                                    One      Five        Since      of a $10,000
                                   Year     Years    Inception        Investment
--------------------------------------------------------------------------------
REIT Index Fund Investor Shares  11.59%     6.16%       10.36%           $17,573
Average Real Estate Fund*         8.53      6.15         9.73             17,007
Morgan Stanley REIT Index        11.92      6.01        10.27             17,492
Wilshire 5000 Index             -15.31      8.28        10.09             17,331
--------------------------------------------------------------------------------
                                                                     Final Value
                                                 Since             of a $250,000
                                             Inception+               Investment
--------------------------------------------------------------------------------
REIT Index Fund Admiral Shares**                  4.72%                 $261,802
Morgan Stanley REIT Index                         5.84                   264,594
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) May 13, 1996-January 31, 2002
[Bar Chart]
Fiscal   REIT Index Fund    Morgan Stanley
Year     Investor Shares      REIT Index
1997                30.3            30.7
1998                17.1            16.5
1999               -17.3           -17.6
2000                  -1            -1.2
2001                26.1            26.1
2002                11.6            11.9
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**Reflective of the 1% fee assessed on redemptions of shares held less than one year.
+November 12, 2001.
Note: See Financial Highlights tables on pages 16 and 17 for information on dividends, capital gains, and return of capital.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                             Since Inception
                                         One     Five   ------------------------
                    Inception Date      Year    Years   Capital   Income   Total
--------------------------------------------------------------------------------
REIT Index Fund
 Investor Shares        5/13/1996     12.35%    6.25%     4.76%    5.81%  10.57%
 Admiral Shares        11/12/2001        --                                5.78
 Fee-Adjusted Returns*                   --                                4.72
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares held less than one year.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered.
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      Periods Ended January 31, 2002
                                                                           Since
                                      One Year       Five Years       Inception*
                                    --------------------------------------------
REIT Index Fund Investor Shares**
Returns Before Taxes                    11.59%            6.16%           10.36%
Returns After Taxes on Distributions     9.31             3.85             8.04
Returns After Taxes on Distributions
 and Sale of Fund Shares                 6.99             3.73             7.27
--------------------------------------------------------------------------------
*May 13, 1996.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FINANCIAL STATEMENTS
 January 31, 2002

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Real Estate Investment Trusts are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Real Estate Investment Trusts to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value+
REIT Index Fund                                        Shares             (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (98.0%)
--------------------------------------------------------------------------------
Equity Office Properties
 Trust REIT                                         4,369,810         $ 125,807
Equity Residential Properties
 Trust REIT                                         2,856,034            76,485
Simon Property Group,
 Inc. REIT                                          1,850,451            56,050
Public Storage, Inc. REIT                           1,273,797            46,634
Archstone-Smith Trust REIT                          1,823,430            45,367
Vornado Realty Trust REIT                           1,027,348            43,827
ProLogis Trust REIT                                 1,845,242            39,876
Boston Properties, Inc. REIT                          957,267            35,074
Apartment Investment &
 Management Co.
Class A REIT                                          783,436            34,158
Avalonbay Communities,
 Inc. REIT                                            734,081            32,997
Kimco Realty Corp. REIT                             1,055,807            32,223
Duke Realty Corp. REIT                              1,377,573            32,029
Host Marriott Corp. REIT                            2,773,757            27,987
General Growth Properties
 Inc. REIT                                            640,378            25,935
Rouse Co. REIT                                        883,550            25,270
Liberty Property Trust REIT                           774,083            22,719
AMB Property Corp. REIT                               882,592            22,603
Crescent Real Estate, Inc. REIT                     1,148,571            19,836
Hospitality Properties Trust REIT                     659,355            19,715
CarrAmerica Realty Corp. REIT                         645,770            18,999
Mack-Cali Realty Corp. REIT                           601,078            18,940
New Plan Excel Realty
 Trust REIT                                           984,470            18,921
Arden Realty Group, Inc. REIT                         672,838            18,052
Weingarten Realty
 Investors REIT                                       361,438            17,801
Regency Centers Corp. REIT                            607,418            17,433
United Dominion Realty
 Trust REIT                                         1,088,330            15,607
Camden Property Trust REIT                            430,076            14,992
Highwood Properties, Inc. REIT                        559,562            14,856
BRE Properties Inc. Class A REIT                      481,044            14,013
Post Properties, Inc. REIT                            390,512            13,141
Cousins Properties, Inc. REIT                         526,211            13,103
First Industrial Realty Trust REIT                    413,422            12,659
Storage USA, Inc. REIT                                290,417            12,450
Reckson Associates Realty
 Corp. REIT                                           524,206            12,099
HRPT Properties Trust REIT                          1,360,049            12,023
Developers Diversified Realty
 Corp. REIT                                           627,156            11,979
CenterPoint Properties
 Corp. REIT                                           239,853            11,877
Shurgard Storage Centers,
 Inc. Class A REIT                                    342,864            11,349
Prentiss Properties Trust REIT                        389,768            10,921
Realty Income Corp. REIT                              345,184            10,683
Washington REIT                                       408,127            10,399

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value+
REIT Index Fund                                        Shares             (000)
--------------------------------------------------------------------------------
Federal Realty Investment
 Trust REIT                                           422,374         $  10,268
Chelsea Property Group REIT                           197,642            10,026
FelCor Lodging Trust, Inc. REIT                       558,819            10,020
SL Green Realty Corp. REIT                            316,054            10,003
The Macerich Co. REIT                                 357,647             9,860
Pan Pacific Retail Properties,
 Inc. REIT                                            340,912             9,777
CBL & Associates Properties,
 Inc. REIT                                            269,411             9,093
Essex Property Trust, Inc. REIT                       193,873             8,984
Chateau Communities, Inc. REIT                        303,375             8,913
Mills Corp. REIT                                      300,129             8,196
Taubman Co. REIT                                      529,860             8,176
Brandywine Realty Trust REIT                          373,457             7,872
Home Properties of New York,
 Inc. REIT                                            233,680             7,737
Kilroy Realty Corp. REIT                              289,299             7,348
Gables Residential Trust REIT                         255,738             7,314
Manufactured Home
 Communities, Inc. REIT                               226,009             7,300
Sun Communities, Inc. REIT                            184,797             7,096
Colonial Properties Trust REIT                        220,025             7,039
PS Business Parks, Inc. REIT                          227,125             6,973
Alexandria Real Estate
 Equities, Inc. REIT                                  171,915             6,954
MeriStar Hospitality Corp. REIT                       470,091             6,628
Summit Properties, Inc. REIT                          284,159             6,303
Capital Automotive REIT                               273,060             5,808
Glenborough Realty Trust,
 Inc. REIT                                            284,107             5,674
Glimcher Realty Trust REIT                            316,038             5,657
Cornerstone Realty Income
 Trust, Inc. REIT                                     498,582             5,300
Commercial Net Lease
 Realty REIT                                          385,117             5,107
Mid-America Apartment
 Communities, Inc. REIT                               183,749             4,724
Koger Equity, Inc. REIT                               282,853             4,633
AMLI Residential Properties
 Trust REIT                                           187,947             4,601
JDN Realty Corp. REIT                                 346,646             4,326
Equity One, Inc. REIT                                 303,247             4,276
Bedford Property Investors,
 Inc. REIT                                            174,556             4,224
EastGroup Properties, Inc. REIT                       167,580             4,047
Sovran Self Storage, Inc. REIT                        129,633             4,030
JP Realty Inc. REIT                                   172,398             4,025
Getty Realty Holding Corp. REIT                       206,200             4,017
Pennsylvania REIT                                     167,098             3,890
  Innkeepers USA Trust REIT                           366,732             3,796
  Town & Country Trust REIT                           169,710             3,620
  IRT Property Co. REIT                               320,613             3,578
  RFS Hotel Investors, Inc. REIT                      265,130             3,460
  Lexington Corporate Properties
   Trust REIT                                         234,174             3,431
  Saul Centers, Inc. REIT                             152,936             3,215
  Parkway Properties Inc. REIT                         98,349             3,206
  Entertainment Properties
   Trust REIT                                         156,125             3,177
  Equity Inns, Inc. REIT                              387,908             3,006
  U.S. Restaurant Properties,
   Inc. REIT                                          196,608             2,851
  Great Lakes, Inc. REIT                              176,418             2,770
  Corporate Office Properties
   Trust, Inc. REIT                                   217,944             2,724
  Reckson Associates Realty
   Corp. Class B REIT                                 110,299             2,698
  Keystone Property Trust REIT                        193,300             2,639
  Investors Real Estate Trust REIT                    269,806             2,598
  Kramont Realty Trust REIT                           198,036             2,594
  LaSalle Hotel Properties REIT                       193,990             2,328
  Mid Atlantic Realty Trust REIT                      157,176             2,310
  Crown American Realty
   Trust REIT                                         275,790             2,303
  Mission West Properties
   Inc. REIT                                          180,310             2,171
  Associated Estates Realty
   Corp. REIT                                         204,451             1,934
  Tanger Factory Outlet Centers,
   Inc. REIT                                           83,452             1,883
  Prime Group Realty Trust REIT                       165,379             1,571
  National Golf Properties,
   Inc. REIT                                          137,621             1,528
  Boykin Lodging Co. REIT                             180,965             1,509
  Winston Hotels, Inc. REIT                           178,266             1,462
  Correctional Properties
   Trust REIT                                          75,300             1,393
  Ramco-Gershenson Properties
   Trust REIT                                          69,900             1,195
  Sizzlers Property Investors,
   Inc. REIT                                          120,600             1,108
  American Land Lease, Inc. REIT                       74,860             1,000
  Commercial Net Lease Realty
   Pfd. REIT                                           19,948               469
  Pacific Gulf Properties, Inc. REIT                  245,518               245
* Five Star Quality Care, Inc. REIT                    13,353               103
--------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (Cost $1,314,107)                                                    1,406,983
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         Face            Market
                                                       Amount            Value+
                                                        (000)             (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.91%, 2/1/2002                                      $33,238          $ 33,238
 1.91%, 2/1/2002--Note F                                3,755             3,755
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $36,993)                                                          36,993
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
 (Cost $1,351,100)                                                    1,443,976
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                      7,745
Liabilities--Note F                                                     (16,068)
                                                                     -----------
                                                                         (8,323)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $1,435,653
================================================================================
+ See Note A in Notes to Financial Statements.
* Non-income-producing security. New issue that has not paid a dividend as of January 31, 2002.

--------------------------------------------------------------------------------
                                                                         Amount
                                                                          (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $1,392,127
Overdistributed Net
 Investment Income                                                         (993)
Accumulated Net Realized Losses--Note D                                 (48,357)
Unrealized Appreciation--Note E                                          92,876
--------------------------------------------------------------------------------
NET ASSETS                                                           $1,435,653
================================================================================

Investor Shares--Net Assets
Applicable to 104,922,642 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                           $1,270,022
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                         $12.10
================================================================================

Admiral Shares--Net Assets
Applicable to 3,206,607 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $165,631
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                          $51.65
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                REIT Index Fund
                                                    Year Ended January 31, 2002
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends                                                             $ 66,999
 Interest                                                                   804
 Security Lending                                                            34
--------------------------------------------------------------------------------
  Total Income                                                           67,837
--------------------------------------------------------------------------------
Expenses
 The Vanguard Group--Note B
  Investment Advisory Fees                                                   19
  Management and Administrative
   Investor Shares                                                        3,052
   Admiral Shares                                                            61
  Marketing and Distribution
   Investor Shares                                                          154
   Admiral Shares                                                            --
Custodian Fees                                                               42
Auditing Fees                                                                13
Shareholders' Reports
 Investor Shares                                                             35
 Admiral Shares                                                              --
Trustees' Fees and Expenses                                                   2
--------------------------------------------------------------------------------
 Total Expenses                                                           3,378
 Expenses Paid Indirectly--Note C                                            (4)
--------------------------------------------------------------------------------
 Net Expenses                                                             3,374
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    64,463
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Capital Gain Distributions Received                                      7,416
 Investment Securities Sold                                             (11,751)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 (4,335)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)OF INVESTMENT SECURITIES 69,799
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $129,927
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                              REIT Index Fund
                                                          Year Ended January 31,
                                                          ----------------------
                                                               2002        2001
                                                              (000)       (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                      $ 64,463    $ 56,189
Realized Net Gain (Loss)                                     (4,335)      3,956
Change in Unrealized Appreciation (Depreciation)             69,799     159,914
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                                  129,927     220,059
--------------------------------------------------------------------------------
Distributions
 Net Investment Income
  Investor Shares                                           (62,068)    (57,697)
  Admiral Shares                                             (2,640)         --
Realized Capital Gain
  Investor Shares                                                --          --
  Admiral Shares                                                 --          --
Return of Capital
  Investor Shares                                           (17,601)    (15,818)
  Admiral Shares                                               (751)         --
--------------------------------------------------------------------------------
Total Distributions                                         (83,060)    (73,515)
--------------------------------------------------------------------------------
Capital Share Transactions--Note G
  Investor Shares                                           131,686      57,551
  Admiral Shares                                            165,383          --
--------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share Transactions  297,069      57,551
--------------------------------------------------------------------------------
 Total Increase (Decrease)                                  343,936     204,095
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                                      1,091,717     887,622
--------------------------------------------------------------------------------
 End of Period                                           $1,435,653  $1,091,717
================================================================================

Financial Highlights

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------
                                                                   REIT Index Fund Investor Shares
                                                                         Year Ended January 31,
                                                            --------------------------------------------
For a Share Outstanding Throughout Each Period               2002      2001     2000     1999      1998
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $11.61    $ 9.91   $10.81   $13.98    $12.64
Investment Operations
 Net Investment Income                                       .631      .642     .660     .666      .590
 Net Realized and Unrealized Gain (Loss) on Investments      .669     1.878    (.780)  (3.026)    1.520
  Total from Investment Operations                          1.300     2.520    (.120)  (2.360)    2.110
Distributions
 Dividends from Net Investment Income                       (.631)    (.644)   (.670)   (.666)    (.590)
 Distributions from Realized Capital Gains                     --        --       --       --     (.086)
 Return of Capital                                          (.179)    (.176)   (.110)   (.144)    (.094)
  Total Distributions                                       (.810)    (.820)   (.780)   (.810)    (.770)
Net Asset Value, End of Period                             $12.10    $11.61   $ 9.91   $10.81    $13.98
Total Return*                                              11.59%    26.13%   -1.04%  -17.31%    17.08%
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                      $1,270    $1,092     $888     $904    $1,317
 Ratio of Total Expenses to Average Net Assets              0.28%     0.33%    0.33%    0.26%     0.24%
 Ratio of Net Investment Income to Average Net Assets       5.35%     5.73%    5.98%    5.19%     4.66%
 Portfolio Turnover Rate                                      10%     21%**      12%      29%        2%
========================================================================================================
*Total  returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**The portfolio turnover rate excluding in-kind redemptions was 14%.

--------------------------------------------------------------------------------
                                                  REIT Index Fund Admiral Shares
                                                               Nov. 12, 2001* to
For a Share Outstanding Throughout the Period                      Jan. 31, 2002
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $50.00
--------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                                     .494
 Net Realized and Unrealized Gain (Loss) on Investments                   2.401
--------------------------------------------------------------------------------
  Total from Investment Operations                                        2.895
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                                     (.970)
 Distributions from Realized Capital Gains                                   --
 Return of Capital                                                        (.275)
--------------------------------------------------------------------------------
  Total Distributions                                                    (1.245)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $51.65
================================================================================
Total Return**                                                            5.78%
================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                                      $166
 Ratio of Total Expenses to Average Net Assets                            0.23%+
 Ratio of Net Investment Income to Average Net Assets                     5.27%+
 Portfolio Turnover Rate                                                    10%
================================================================================
 *Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2002, the fund had contributed capital of $253,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.25% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2002, custodian fee offset arrangements reduced expenses by $4,000.

D. During the year ended January 31, 2002, the fund purchased $406,461,000 of investment securities and sold $117,059,000 of investment securities other than temporary cash investments.
     At January 31, 2002, the fund had available a capital loss carryforward of $48,357,000 to offset future net capital gains of $6,707,000 through January 31, 2007, $37,315,000 through January 31, 2008, and $4,335,000 through January 31,
2010.

E. At January 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $92,876,000, consisting of unrealized gains of $141,015,000 on securities that had risen in value since their purchase and $48,139,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at January 31, 2002, was $3,656,000, for which the fund held cash collateral of $3,755,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

G. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                  Year Ended January 31,
                                       -----------------------------------------
                                             2002                    2001
                                       -----------------------------------------
                                       Amount      Shares     Amount     Shares
                                        (000)       (000)      (000)      (000)
--------------------------------------------------------------------------------
Investor Shares
 Issued                             $ 412,985      34,364  $ 291,949     26,821
 Issued in Lieu of Cash Distributions  67,098       5,714     62,084      5,632
 Redeemed*                           (348,397)    (29,184)  (296,482)   (27,976)
                                    --------------------------------------------
  Net Increase (Decrease)--
  Investor Shares                     131,686      10,894     57,551      4,477
                                    --------------------------------------------
Admiral Shares
 Issued                               164,497       3,190         --         --
 Issued in Lieu of Cash Distributions   2,437          47         --         --
 Redeemed*                             (1,551)        (30)        --         --
                                    --------------------------------------------
  Net Increase (Decrease)--
  Admiral Shares                      165,383       3,207         --         --
--------------------------------------------------------------------------------
*Net of redemption fees of $288,000 and $293,000, respectively (fund totals).

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard REIT Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (the "Fund") at January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

March 6, 2002

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the benefits of using Vanguard.com. On our website, you can:
*    Choose to receive all fund reports, as well as prospectuses, online.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

The Vanguard(R) Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
(California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
(California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Marke Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

================================================================================================================================

Name                    Position(s) Held with Fund
(Date of Birth)         (Number of Vanguard Funds
Trustee/Officer Since   Overseen by Trustee)         Principal Occupation(s) During the Past Five Years
--------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*        Chairman of the Board,       Chairman of the Board, Chief Executive Officer, and
(July 29, 1954)         Chief Executive Officer,     Director/Trustee of The Vanguard Group, Inc., and of
 May 1987               and Trustee                  each of the investment companies served by
                        (106)                        The Vanguard Group.
--------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
CHARLES D. ELLIS        Trustee                      The Partners of '63 (pro bono ventures in education); Senior Adviser
(October 23, 1937)      (106)                        to Greenwich Associates (international business-strategy consulting);
January 2001                                         Successor Trustee of Yale University; Overseer of the Stern School of
                                                     Business at New York University; Trustee of the Whitehead Institute
                                                     for Biomedical Research.
--------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA          Trustee                      Chairman and Chief Executive Officer (since October 1999), Vice
(December 23, 1945)     (84)                         Chairman (January-;September 1999), and Vice President (prior to
December 2001                                        September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                     Inc.(electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; and
                                                     Trustee of Drexel University.
--------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN  Trustee                      Vice President, Chief Information Officer, and Member of the Executive
(January 25, 1950)      (106)                        Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                            Director of the Medical Center at Princeton and Women's Research
                                                     and Education Institute.
--------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL       Trustee                      Chemical Bank Chairman's Professor of Economics, Princeton
(August 28, 1932)       (104)                        University; Director of Prudential Insurance Co. of America, BKF Capital
May 1977                                             (investment management), The Jeffrey Co. (a holding company), and
                                                     NeuVis, Inc.(a software company.)
--------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.   Trustee                      Chairman, President, Chief Executive Officer, and Director of NACCO
(October 8, 1941)       (106)                        Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich
January 1993                                         Corporation (industrial products/aircraft systems and services); Director of the Standard Products Company (a supplier for the automotive industry)
                                                     until 1998
--------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON      Trustee                      Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(March 2, 1936)         (106)                        (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985 Corp.                                     (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
--------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

======================================================================================================================
NAME                    POSITION(S) HELD WITH FUND
(DATE OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER         SINCE OVERSEEN BY TRUSTEE)   PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary                    Managing Director and General Counsel of The Vanguard Group, Inc.
(April 25, 1951)        (106)                        (since September 1997); Secretary of The Vanguard Group, and of
June 2001                                            each of the investment companies served by The Vanguard Group;
                                                     Principal of The Vanguard Group (prior to September 1997).
----------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS       Treasurer                    Principal of The Vanguard Group, Inc.; Treasurer of each of the
(May 21, 1957)          (106)                        investment companies served by The Vanguard Group.
July 1998
----------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.         F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.           MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.               RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.                GEORGE U. SAUTER, Quantitative Equity Group.
----------------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-;1996.
----------------------------------------------------------------------------------------------------------------------



Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral,   Explorer,  Morgan,
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is not  sponsored,  endorsed,  sold,  or promoted by Calvert  Group,  Ltd.,  and
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investing in the fund.

All other marks are the property of their respective owners.

                                                                     [SHIP LOGO]
                                                           THE VANGUARD GROUP(R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other
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(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1230 032002

VANGUARD(R) PRECIOUS METALS FUND

Annual Report * January 31, 2002

STOCK

[SHIP ON THE OCEAN]

[THE VANGUARD GROUP(R) LOGO]

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.
     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.
     The actions we recommend are quite simple.
     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.
     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.
     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.
     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

-------------------------------------------------------------
CONTNETS

Letter from the Chairman                                    1
Report from the Adviser                                     6
Fund Profile                                                8
Glossary of Investment Terms                                9
Performance Summary                                        10
Your Fund's After-Tax Returns                              11
Financial Statements                                       12
-------------------------------------------------------------

SUMMARY
* During the 12 months ended January 31, 2002, Vanguard Precious Metals Fund returned 30.1%. This stellar result-45 percentage points above the negative return of the overall stock market--was in line with the average for competing funds.
* The stocks of metal-mining companies climbed amid ongoing consolidation in the industry. Although gold prices rose slightly during the year, prices for other precious metals fell sharply.
* Shareholders should be aware that the Precious Metals Fund is extremely concentrated--and thus, risky.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

VANGUARD(R) PRECIOUS METALS FUND returned 30.1% during the 12 months ended January 31, 2002, as a wave of consolidation among metal- mining companies pushed their share prices sharply higher. Your fund's return-- obviously stellar on an absolute basis--was in line with those of its peers and the relevant index. As shown in the table at left, the fund's gain outpaced the negative return of the overall stock market by more than 45 percentage points.

--------------------------------------------------------
2002 TOTAL RETURNS                     FISCAL YEAR ENDED
                                              JANUARY 31
--------------------------------------------------------
VANGUARD PRECIOUS METALS FUND                      30.1%
Average Gold-Oriented Fund*                        32.6
Salomon Smith Barney World Gold Index              29.4
Wilshire 5000 Index                               -15.3
--------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The table presents the fund's total return--capital change plus reinvested dividends--as well as the results for its average competitor and two unmanaged market indexes: the Salomon Smith Barney World Equity Gold Index and the Wilshire 5000 Total Market Index, which is a proxy for the overall U.S. stock market. The components of the fund's total return, including the change in its net asset value and its per-share distributions during the period, are found in the table on page 5.
     If you own the Precious Metals Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 11.

FINANCIAL MARKETS IN REVIEW
The 12 months ended January 31 were very rough for most stock investors. The broad U.S. market, as measured by the Wilshire 5000 Index, lost -15.3% during the period. Several factors contributed to the decline, including
     * The first recession in the U.S. economy in a decade, part of a worldwide slowdown in economic activity.
     * The September 11 terrorist attacks, which resulted in economic disruption and a heightened awareness of risk--both physical and financial.
     * A  steep  reduction  in  corporate  profits:  Twelve-month  net  earnings reported by companies in the Standard & Poor's 500 Index fell nearly 50% on average from January 2001 to January 2002.
     * Concern about the reliability of certain corporate accounting and disclosure practices, owing largely to the collapse of Enron Corporation.
     The recession that began in March 2001 ended a record ten years of uninterrupted expansion in the U.S. economy. The downturn was heralded by severe reductions in corporate investment spending, especially in the technology and telecommunications sectors (both plagued by overcapacity created in the 1990s boom). As the year progressed, so did the business cutbacks and the weakness in most economic indicators. High levels of corporate and household debt cast doubt on the economy's ability to bounce back quickly.
     Through all the difficulties, consumer spending held up surprisingly well--especially spending for housing and for automobiles, spurred by low interest rates (and sales incentives, in the case of autos). Joblessness rose during the 12 months--the unemployment rate in January 2002 stood at 5.6%, well above the three-decade low of 3.9% last reached in October 2000. However, layoffs seemed to be tapering off late in the fiscal year, and consumer confidence regained some ground.
     Whether such hopeful signs will blossom into a full-fledged recovery by summer is uncertain, but by January the Federal Reserve Board was encouraged enough to halt its aggressive campaign of cutting interest rates to stimulate economic activity. In 2001, the Fed lowered its target for the federal funds rate--the interest rate that banks charge each other for overnight loans--11 times, for a total of 475 basis points (4.75 percentage points). Those reductions brought the federal funds rate to 1.75%, its lowest level in four decades.
     The weak economy and even weaker corporate profits held the broad U.S. stock market in bear territory during the 12 months ended January 31. The market hit a three-year low in September after the terrorist attacks, but rallied in the final weeks of 2001. Still, the returns of most stock sectors were deeply in the red for the full fiscal year. The Wilshire 5000 Index ended the period -28% below its peak in March 2000.
     In contrast, investment-grade bonds had another good year. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable investment-grade U.S. bond market, posted a 12-month return of 7.6%.
--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED JANUARY 31, 2002
                                                  ------------------------------
                                                      ONE      THREE       FIVE
                                                     YEAR      YEARS      YEARS
--------------------------------------------------------------------------------
STOCKS
------
S&P 500 Index (Large-caps)                         -16.1%      -2.8%       9.0%
Russell 2000 Index (Small-caps)                     -3.6        5.6        6.9
Wilshire 5000 Index (Entire market)                -15.3       -2.3        8.3
MSCI EAFE Index (International)                    -26.1       -6.9        0.4
--------------------------------------------------------------------------------
BONDS
-----
Lehman Aggregate Bond Index (Entire market)          7.6%       6.3%       7.5%
Lehman 10 Year Municipal Bond Index                  5.2        4.7        6.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                           3.7        4.9        5.0
--------------------------------------------------------------------------------
CPI
---
Consumer Price Index                                 1.1%       2.5%       2.2%
--------------------------------------------------------------------------------
Source: Bloomberg.

     Yields of U.S. Treasury securities--which move in the opposite direction from their prices--fell during the 12 months. As we would expect, the yield of the 3-month Treasury bill was most affected by the Fed's actions; it fell 324 basis points to 1.75%. The 3-year Treasury note's yield declined

57 basis points to 4.13%, while the yields of 10-year and 30-year Treasuries were nearly unchanged at 5.03% and 5.43%, respectively.

FISCAL 2002 PERFORMANCE OVERVIEW
The 30.1% return of Vanguard Precious Metals Fund for its 2002 fiscal year was largely a result of industry consolidation. Of the 39 companies whose stocks we owned when the period began, about one-quarter were involved in merger-and-acquisition activity.

                                                        ------------------------
                                                             ROUGHLY ONE-QUARTER
                                                           OF THE COMPANIES THAT
                                                             WERE REPRESENTED IN
                                                             THE PRECIOUS METALS
                                                           FUND AT THE BEGINNING
                                                         OF THE FISCAL YEAR WERE
                                                             INVOLVED IN MERGER-
                                                                 AND-ACQUISITION
                                                                 ACTIVITY DURING
                                                                     THE PERIOD.
                                                        ------------------------

     The surge in takeovers--and the rise in mining-company stock prices--coincided with generally poor business conditions for mining companies. Prices for some of the most valuable metals fell sharply during the fiscal year, as shown in data from Bloomberg. For example, the price of platinum declined 25% to about $453 per ounce. Palladium plummeted 65% to roughly $370 per ounce as worries about oversupply were heightened by a drop in automakers' demand for the metal, which is used in pollution-control devices. Gold, by contrast, provided a modest boost for mining companies--its price rose about 6%, to $283 per ounce.
     As the mining industry has changed, so has your fund. In May 2001, shareholders overwhelmingly approved a proposal to let the fund acquire larger positions in individual companies. (The vote authorized Vanguard to change the fund's classification with the Securities and Exchange Commission from "diversified" to "nondiversified.") Our investment adviser, M&G Investment Management, has taken advantage of this flexibility.
     As of January 31, 2002, the fund's top ten holdings accounted for 80% of its assets, up from about 65% a year earlier. The number of stocks we own has changed more dramatically--from 39 at the beginning of fiscal 2002 to just 26 at the end. The growing concentration within the precious-metals industry underscores a truth about sector funds--that their limited focus makes them riskier than broadly diversified funds. Industry groups rotate unpredictably in and out of favor among investors and can lag the broad market for extended periods, taking sector funds along with them. In addition, the fortunes of just a few companies can sometimes have a large effect on a sector fund's returns. While longtime investors in the Precious Metals Fund certainly appreciate these risks, we want newer shareholders, too, to expect extreme price volatility from time to time.

A FEW WORDS ABOUT INCOME
The Precious Metals Fund has historically provided a very modest amount of dividends. In fiscal 2002, however, the fund's 30.1% total return included a relatively high 6.1% income return. The spike in income was due to an increase in the dividends paid by two of the fund's largest holdings, Impala Platinum Holdings and Anglo American Platinum. The fund's objective--to provide long-term capital appreciation--has not changed, and future income dividends could be lower than those of the past year.
     For further discussion of the precious metals market and your fund's performance, see the Report from the Adviser on page 6.

LONG-TERM PERFORMANCE OVERVIEW
Most investors know that the rising tide of the bull market of the 1990s did not lift all boats. Stocks in gold-mining companies, in particular, fell along with the price of the metal, which at year-end 2001 was 21% below its level a decade earlier (see the adjacent graph). Over much of that decade, Vanguard Precious Metals Fund emphasized gold-mining stocks, a fact that contributed to disappointing absolute returns.

------------------------------------------------
A DISMAL DECADE FOR GOLD: PRICES FOR 1991--2001

        DATE           PX LAST        PX LAST
     -----------    ------------     ---------
     12/31/1991        353.15           300
      3/31/1992        341.70           300
      6/30/1992        343.40           300
      9/30/1992        350.00           300
     12/31/1992        334.50           300
      3/31/1993        339.00           300
      6/30/1993        378.10           300
      9/30/1993        355.40           300
     12/31/1993        390.70           300
      3/31/1994        391.00           300
      6/30/1994        386.30           300
      9/30/1994        394.25           300
     12/30/1994        383.20           300
      3/31/1995        391.40           300
      6/30/1995        384.60           300
      9/29/1995        384.00           300
     12/29/1995        387.10           300
      3/29/1996        395.45           300
      6/28/1996        380.45           300
      9/30/1996        378.40           300
     12/31/1996        367.70           300
      3/31/1997        351.25           300
      6/30/1997        333.95           300
      9/30/1997        334.45           300
     12/31/1997        289.05           300
      3/31/1998        300.95           300
      6/30/1998        296.95           300
      9/30/1998        296.95           300
     12/31/1998        288.25           300
      3/31/1999        280.05           300
      6/30/1999        262.50           300
      9/30/1999        298.75           300
     12/31/1999        288.00           300
      3/31/2000        279.075          300
      6/30/2000        289.525          300
      9/29/2000        274.25           300
     12/29/2000        272.25           300
      3/30/2001        257.95           300
      6/29/2001        270.85           300
      9/28/2001        293.25           300
     12/31/2001        278.95           300
------------------------------------------------
Source: Bloomberg.

     The table on page 5 presents the ten-year returns of the Precious Metals Fund, its average peer, the Salomon Smith Barney World Gold Index, and the Wilshire 5000 Index. It also shows the results of hypothetical $10,000 investments made a decade ago in each. As you can see, your fund returned an average of 2.1% annually. Although this was far behind the return of the overall stock market, it was substantially better than the decline recorded by our peer group.
     Our investment adviser, which has managed the fund since its inception in 1984, has helped us to outpace our peers over the long haul. M&G Investment Management boosted the fund's performance in recent years by investing more heavily in platinum- and diamond-related mining stocks. This reduced the fund's exposure to companies whose stock prices were closely linked to the price of gold.

     In the continuing effort to deliver long-term outperformance, our adviser is aided by Vanguard's low operating and transaction costs. Although we can't match the indexes in this regard--indexes exist on paper, so they incur no costs at all--the Precious Metals Fund has a huge cost advantage over its peer group. At 0.63% of average net assets ($6.30 per $1,000 in assets), our 2002 annual expense ratio was less than one-third of the 2.11% ratio ($21.10 per $1,000 in assets) charged by our average competitor.

Such a gap in costs--nearly 1.5 percentage points-- provides a big head start year after year.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                                JANUARY 31, 2002
                                           -------------------------------------
                                           AVERAGE                FINAL VALUE OF
                                            ANNUAL                     A $10,000
                                            RETURN            INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Precious Metals Fund                 2.1%                       $12,346
Average Gold-Oriented Fund                   -1.7                          8,409
Salomon Smith Barney
  World Gold Index                            2.4                         12,649
Wilshire 5000 Index                          12.2                         31,493
--------------------------------------------------------------------------------

IN SUMMARY
After difficult periods in the stock market--as the past two years have certainly been--it's easy to act on the temptation to concentrate one's investments in the "safest" or the "best-performing" asset class or market sector. We counsel investors to resist this impulse and to remain true to a long-term strategy of holding a well-diversified mix of stocks, bonds, and short-term investments.
     Because precious metals stocks often behave very differently from the market as a whole, they can serve to further diversify a mainstream portfolio. Your portfolio's asset mix should be chosen in light of your time horizon, financial situation, and tolerance for risk, and it should not be changed substantially on the basis of transitory matters--such as which market sector did best or worst last year or what the self-appointed market experts are saying this month. "Stay the course" remains our advice.
     We thank you for your trust in our approach to investing, and we pledge to continue working hard to keep your confidence.


Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

February 12, 2002


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: JANUARY 31, 2001-JANUARY 31, 2002

                                                                DISTRIBUTIONS
                                                                  PER SHARE
                                                          ----------------------

                               STARTING        ENDING        INCOME      CAPTIAL
                            SHARE PRICE   SHARE PRICE     DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Vanguard Precious Metals Fund     $7.51         $9.31         $0.39        $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

VANGUARD PRECIOUS METALS FUND returned 30.1% during the 12 months ended January 31, 2002. The fund outperformed the Salomon Smith Barney World Gold Index (+29.4%), but fell a bit short of the average return of its mutual fund peers (+32.6%).

THE INVESTMENT ENVIRONMENT
Prior to fiscal 2002, we had spent several years feeling bearish toward gold stocks and favoring more-diversified mining companies. This stance boosted our performance, as companies such as Lonmin, Anglo American Platinum, Impala Platinum, and Aber Diamond outpaced gold stocks. During the past 12 months, however, we moved back into gold shares and captured most of a resurgence in the sector.
     The price of gold rose modestly during the period as investors sought a haven from volatile equity markets. Gold stocks also benefited from considerable industry consolidation. Notable transactions involved Delta Gold and Goldfields, the February 2002 acquisitions of Normandy Mining and Franco-Nevada by Newmont Mining, and the merger of Barrick Gold with Homestake Mining. Your fund held significant stakes in all of these companies.
     The best-performing precious-metals stocks during the fiscal year were in companies producing only gold, such as Lihir Gold, Royal Gold, and Meridian Gold. But other companies also did well. The share price of Normandy Mining was boosted by the takeover bid from Newmont, and Aber Diamond benefited from strong diamond sales after September 11.
     Platinum stocks, which had performed extremely well in several previous fiscal years, were a drag on performance during much of the past 12 months. The price of platinum fell because of concerns about weakening demand in Japan and lower growth of retail sales globally. However, in the last three months of fiscal 2002, platinum prices recovered and the share prices of platinum producers recouped some of their earlier declines.

---------------------------
INVESTMENT PHILOSOPHY

THE FUND REFLECTS
THE BELIEF THAT
INVESTORS WHO SEEK
TO EMPHASIZE PRECIOUS
METAL STOCKS AS PART OF
A LONG-TERM, BALANCED
INVESTMENT PROGRAM ARE
BEST SERVED BY HOLDING A
LOW-COST PORTFOLIO OF
CAREFULLY SELECTED
SECURITIES IN THE
SECTOR.
---------------------------

THE FUND'S POSITIONING
During the past 12 months we were focused on increasing the portfolio's exposure to gold stocks and reducing its holdings in more widely diversified resource companies. We eliminated or reduced our positions in M.I.M. Holdings, WMC, Rio Tinto, Anglo American Platinum, and Stillwater Mining, and invested the proceeds in pure gold shares, including Newmont Mining and Barrick Gold.

     By the end of the period, the fund had become very concentrated in a handful of large holdings because of the extensive consolidation of industry players. To offset some of the risk of this increased concentration, we added to our holdings in Ashanti Goldfields, Royal Gold, and Placer Dome.

OUR OUTLOOK
We believe that the outlook for gold stocks is very positive for a number of reasons. Ongoing consolidation remains an encouraging factor, and the events of September 11 have reminded investors of the need for a haven. Central banks are refraining from selling more gold from their stockpiles, and the supply-and-demand situation remains generally favorable. There is evidence that some gold companies share our belief--they have stopped "selling forward" (a process that locks in prices for future gold transactions), with the expectation that the metal's price will rise.

Graham E. French, Portfolio Manager
M&G Investment Management Ltd.

February 20, 2002

FUND PROFILE                                              AS OF JANUARY 31, 2002
  FOR PRECIOUS METALS FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 9.

----------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                        WILSHIRE
                                                FUND        5000
----------------------------------------------------------------
Number of Stocks                                 26        6,013
Median Market Cap                             $0.9B       $33.1B
Price/Earnings Ratio                          N.M.*        32.5x
Price/Book Ratio                               3.2x         3.3x
Return on Equity                              -2.6%        22.5%
Earnings Growth Rate                          36.8%        14.4%
Foreign Holdings                              83.7%         0.0%
Turnover Rate                                   52%          --
Expense Ratio                                 0.63%          --
----------------------------------------------------------------


---------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Barrick Gold Corp.                      12.6%
Goldfields Ltd.                          9.3
Placer Dome Inc.                         8.6
Impala Platinum Holdings Ltd. ADR        8.5
Lihir Gold Ltd.                          8.3
Newmont Mining Corp.                     7.7
Normandy Mining Ltd.                     7.3
Anglo American Platinum Corp. ADR        6.2
Aber Diamond Corp.                       6.2
Meridian Gold Co.                        5.4
---------------------------------------------
Top Ten                                 80.1%
---------------------------------------------


-------------------------------------
VOLATILITY MEASURES
                             WILSHIRE
                    FUND         5000
-------------------------------------

R-SQUARED           0.07         1.00
BETA                0.50         1.00
-------------------------------------


-----------------------------------------------
COUNTRY DIVERSIFICATION (% OF TOTAL NET ASSETS)
-----------------------------------------------
Canada                                    32.3%
Australia                                 26.7
United States                             15.8
South Africa                              15.2
United Kingdom                             4.5
Ghana                                      2.5
-----------------------------------------------
Subtotal                                  97.0%
-----------------------------------------------
Bullion                                    0.2%
Cash Investments                           2.8
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------
*N.M.: Not meaningful.

                                                                      [COMPUTER]
                                                               VISIT OUR WEBSITE
                                                            WWW.VANGUARD.COM FOR
                                                               REGULARLY UPDATED
                                                               FUND INFORMATION.
8

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       AS OF JANUARY 31, 2002
  FOR PRECIOUS METALS FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

-------------------------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE  JANUARY 31, 1992-JANUARY 31, 2002
[MOUNTAIN CHART]

YEAR/QTR          PRECIOUS METALS FUND     AVERAGE GOLD-ORIENTED FUND      SALOMON INDEX**      WILSHIRE 5000 INDEX
-------------------------------------------------------------------------------------------------------------------
199201                  $10000                      $10000                    $10000                 $10000
199204                    9118                        8727                      8334                  10018
199207                    9660                        9848                      9147                  10274
199210                    8257                        8775                      7788                  10301
199301                    7942                        8400                      7671                  11053
199304                   11145                       11358                     11916                  11069
199307                   14479                       14622                     16512                  11468
199310                   13063                       13750                     15726                  12132
199401                   15030                       15123                     16995                  12533
199404                   13908                       13390                     15158                  11810
199407                   14453                       13502                     15717                  11951
199410                   15786                       14728                     17362                  12437
199501                   12145                       11463                     13405                  12405
199504                   13495                       13035                     14860                  13568
199507                   14244                       13802                     15012                  15071
199510                   12905                       12740                     14205                  15640
199601                   16182                       15853                     18059                  17013
199604                   16170                       17023                     18273                  17932
199607                   14289                       15268                     16056                  17285
199610                   14394                       15497                     16283                  19050
199701                   12864                       13638                     15367                  21158
199704                   12098                       12394                     14596                  21095
199707                   11415                       11353                     14238                  25443
199710                    9838                       10356                     12051                  25068
199801                    9024                        8689                     10567                  26511
199804                   10129                        9868                     12249                  30218
199807                    7534                        7140                      8533                  29779
199810                    8543                        8112                      9505                  28776
199901                    8026                        7204                      8512                  33742
199904                    9352                        8160                     10521                  35392
199907                    8841                        6817                      9558                  35242
199910                    9571                        7977                     10719                  36164
200001                    9430                        6876                      9721                  38544
200004                    7669                        6304                      8642                  39573
200007                    8261                        6128                      8668                  39062
200010                    8236                        5761                      8355                  39095
200101                    9493                        6342                      9774                  37187
200104                   10052                        7142                     10753                  33981
200107                    9821                        6924                     10194                  33186
200110                   10654                        7505                     10815                  29099
200201                   12346                        8409                     12649                  31493
-------------------------------------------------------------------------------------------------------------------

                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                  PERIODS ENDED JANUARY 31, 2002
                                                                ---------------------------------       FINAL VALUE
                                                                  ONE           FIVE         TEN       OF A $10,000
                                                                 YEAR          YEARS       YEARS         INVESTMENT
-------------------------------------------------------------------------------------------------------------------
Precious Metals Fund*                                          30.05%         -0.82%       2.13%           $12,346
Average Gold-Oriented Fund**                                   32.59          -9.22       -1.72              8,409
Salomon Smith Barney World Gold Index+                         29.41          -3.82        2.38             12,649
Wilshire 5000 Index                                           -15.31           8.28       12.16             31,493
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-JANUARY 31, 2002
[BAR CHART]

       FISCAL YEAR    TOTAL RETURN    SALOMON INDEX+
           1993         -20.6             -23.3
           1994          89.2             121.5
           1995         -19.2             -21.1
           1996          33.2              34.7
           1997         -20.5             -14.9
           1998         -29.8             -31.2
           1999         -11.1             -19.4
           2000          17.5              14.2
           2001           0.7               0.5
           2002          30.1              29.4
--------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

-------------------------------------------------------------------------------------------------------------------
                                                                ONE       FIVE                TEN YEARS
                                         INCEPTION DATE        YEAR      YEARS     CAPITAL       INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------
Precious Metals Fund*                         5/23/1984      18.33%     -3.68%      -0.69%        2.17%       1.48%
-------------------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Derived from data provided by Lipper Inc.
+MSCI Gold Mines Index through December 31, 1994; Salomon Smith Barney World Gold Index thereafter.
Note: See Financial Highlights table on page 16 for dividend  information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED JANUARY 31, 2002
                                            ONE YEAR    FIVE YEARS     TEN YEARS
                                            ------------------------------------
PRECIOUS METALS FUND*
  Returns Before Taxes                        30.05%        -0.82%         2.13%
  Returns After Taxes on Distributions        27.66         -1.72          1.37
  Returns After Taxes on Distributions
     and Sale of Fund Shares                  18.09         -1.14          1.39
--------------------------------------------------------------------------------
*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FINANCIAL STATEMENTS

JANUARY 31, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRECIOUS METALS FUND                                     SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.0%)
--------------------------------------------------------------------------------
AUSTRALIA (26.7%)
  Goldfields Ltd.                                    28,018,941        $ 38,333
* Lihir Gold Ltd.                                    49,000,000          34,263
  Normandy Mining Ltd.                               28,000,000          29,936
  Rio Tinto Ltd.                                        296,000           5,746
* Aurora Gold Ltd.                                    9,950,000             781
* Tanami Gold NL                                      5,600,000             261
* Bougainville Copper Ltd.                            2,000,000             137
* Star Mining Corp. NL                                5,000,000              10
* Cape Tel Ltd.                                         127,230               1
* Cape Tel Ltd. Newco Shares                             12,723               1
* Australian Resources Ltd.                          16,250,000              --
                                                                        --------
                                                                        109,469
                                                                        --------
CANADA (32.3%)
  Barrick Gold Corp.                                  3,018,500          51,822
  Placer Dome Inc.                                    2,850,000          35,128
* Aber Diamond Corp.                                  1,675,000          25,280
  Franco-Nevada Mining Corp., Ltd.                    1,150,000          20,069
* Geomaque Explorations Ltd.                          3,000,000             170
* Princess Resources Ltd.                             6,000,000              --
                                                                        --------
                                                                        132,469
                                                                        --------
GHANA (2.5%)
* Ashanti Goldfields Co., Ltd. GDR                    2,550,000          10,378

SOUTH AFRICA (15.2%)
  Impala Platinum Holdings Ltd. ADR                     775,000          35,076
  Anglo American Platinum Corp. ADR                     653,400          25,292
  Anglogold Ltd. ADR                                    100,000           2,064
                                                                         -------
                                                                         62,432
                                                                         -------
UNITED KINGDOM (4.5%)
  Lonmin PLC                                          1,300,000          18,557

UNITED STATES (15.8%)
  Newmont Mining Corp.                                1,450,000          31,668
* Meridian Gold Co.                                   1,830,000          22,143
  Royal Gold, Inc.                                    1,300,000           7,436
  Freeport-McMoRan Copper & Gold, Inc.
    Gold Denomination Shares Pfd.                       150,000           3,674
* Crown Resources Corp.                                 400,000              44
* Atlas Minerals Inc.                                    33,333               4
                                                                         -------
                                                                         64,969
                                                                         -------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $352,965)                                                       398,274
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRECIOUS METALS FUND                                                       (000)
--------------------------------------------------------------------------------
PRECIOUS METALS (0.2%)
* Platinum Bullion (2009 Ounces)                                        $   889
--------------------------------------------------------------------------------
TOTAL PRECIOUS METALS
  (Cost $1,212)                                                             889
--------------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.91%, 2/1/2002--Note F                               $38,518          38,518
  1.91%, 2/1/2002                                        13,034          13,034
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $51,552)                          51,552
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (109.8%)
  (Cost $405,729)                                                       450,715
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-9.8%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      1,222
Security Lending Collateral Payable to Brokers--Note F                  (38,518)
Other Liabilities                                                        (2,924)
                                                                        --------
                                                                        (40,220)
                                                                        --------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 44,102,551 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)              $410,495
================================================================================
NET ASSET VALUE PER SHARE                                                 $9.31
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

--------------------------------------------------------------------------------
                                                         AMOUNT              PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                        $492,241          $11.16
Overdistributed Net
  Investment Income--Note D                              (3,455)           (.08)
Accumulated Net Realized
  Losses--Note D                                       (123,276)          (2.79)
Unrealized Appreciation
(Depreciation)--Note E
Investment Securities                                    44,986            1.02
Foreign Currencies                                           (1)             --
--------------------------------------------------------------------------------
NET ASSETS                                             $410,495          $ 9.31
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                            PRECIOUS METALS FUND
                                                     YEAR ENDED JANUARY 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                           $ 13,168
  Interest                                                                  354
  Security Lending                                                           95
--------------------------------------------------------------------------------
    Total Income                                                         13,617
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                          733
  The Vanguard Group--Note C
    Management and Administrative                                         1,230
    Marketing and Distribution                                               39
  Custodian Fees                                                             57
  Auditing Fees                                                              13
  Shareholders' Reports                                                      27
  Annual Meeting and Proxy Costs                                             14
--------------------------------------------------------------------------------
    Total Expenses                                                        2,113
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    11,504
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                                957
  Foreign Currencies                                                        (79)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                    878
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  80,109
  Foreign Currencies                                                         (1)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         80,108
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $92,490
================================================================================
*Dividends are net of foreign withholding taxes of $79,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                            PRECIOUS METALS FUND
                                                          YEAR ENDED JANUARY 31,
                                                          ----------------------
                                                           2002             2001
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                $ 11,504         $ 8,849
  Realized Net Gain (Loss)                                  878          (8,375)
  Change in Unrealized Appreciation (Depreciation)       80,108          (1,138)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                          92,490            (664)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 (16,266)         (8,252)
  Realized Capital Gain                                      --             --
--------------------------------------------------------------------------------
    Total Distributions                                 (16,266)         (8,252)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                103,246          60,887
  Issued in Lieu of Cash Distributions                   15,025           7,563
  Redeemed*                                             (91,406)        (92,655)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                         26,865         (24,205)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                             103,089         (33,121)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                   307,406         340,527
  End of Period                                        $410,495        $307,406
  1Shares Issued (Redeemed)
    Issued                                               12,580           8,662
    Issued in Lieu of Cash Distributions                  1,870           1,060
    Redeemed                                            (11,275)        (13,205)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING             3,175          (3,483)
================================================================================
*Net of redemption fees of $205,000 and $185,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------------
                                                                                        PRECIOUS METALS FUND
                                                                                        YEAR ENDED JANUARY 31,
                                                                             -----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                               2002    2001    2000      1999      1998
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD                                    $7.51   $7.67   $6.61     $7.53    $10.94
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                                         .28     .22     .11       .10       .14
  Net Realized and Unrealized Gain (Loss) on Investments                     1.91    (.18)   1.05      (.93)    (3.42)
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                         2.19     .04    1.16      (.83)    (3.28)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                       (.39)   (.20)   (.10)     (.09)     (.13)
  Distributions from Realized Capital Gains                                    --      --      --        --        --
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                      (.39)   (.20)   (.10)     (.09)     (.13)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $9.31   $7.51   $7.67     $6.61    $ 7.53
======================================================================================================================

TOTAL RETURN*                                                              30.05%   0.67%   17.49%  -11.06%   -29.85%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                       $410    $307    $341      $310      $327
  Ratio of Total Expenses to Average Net Assets                             0.63%   0.65%   0.77%     0.77%     0.62%
  Ratio of Net Investment Income to Average Net Assets                      3.45%   2.94%   1.42%     1.33%     1.41%
  Portfolio Turnover Rate                                                     52%     17%     28%       23%       26%
======================================================================================================================

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

NOTES TO FINANCIAL STATEMENTS

Vanguard Precious Metals Fund (formerly Vanguard Gold and Precious Metals Fund) is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Precious metals are valued at the mean of the latest quoted bid and asked prices. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2002, the investment advisory fee represented an effective annual rate of 0.22% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2002, the fund had contributed capital of $68,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.07% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended January 31, 2002, the fund purchased $187,825,000 of investment securities and sold $171,528,000 of investment securities other than temporary cash investments.
     During the year ended January 31, 2002, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market allows future gains realized on the sale of these securities to be eligible for a lower capital gains tax rate if the securities are held for over five years. The mark-to-market had no effect on realized gains or unrealized appreciation for financial statement purposes. For tax purposes, at January 31, 2002, the fund had available a capital loss carryforward of $79,127,000 to offset future net capital gains of $64,644,000 through January 31, 2007, $13,355,000 through January 31, 2008, and $1,128,000 through January
31, 2010.
     During the year ended January 31, 2002, the fund realized net foreign currency losses of $79,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.
     Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2002, the fund realized gains on the sale of passive foreign investment companies of $228,000, which are included in distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on passive foreign investment company holdings at January 31, 2002, was $6,464,000, of which $4,428,000 has been distributed and is reflected in the balance of overdistributed net investment income; the remaining $2,036,000 will be distributed to shareholders in March 2002.

E. At January 31, 2002, net unrealized depreciation of investment securities for federal income tax purposes was $7,484,000, consisting of unrealized gains of $47,919,000 on securities that had risen in value since their purchase and $55,403,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note D.)
     The fund had net unrealized foreign currency losses of $1,000 resulting from the translation of other assets and liabilities at January 31, 2002.

F. The market value of securities on loan to broker/dealers at January 31, 2002, was $38,066,000, for which the fund held cash collateral of $38,518,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Precious Metals Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals Fund, formerly Vanguard Gold and Precious Metals Fund, (the "Fund") at January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP Philadelphia, Pennsylvania
March 6, 2002



--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
    (UNAUDITED) FOR VANGUARD PRECIOUS METALS FUND

This information for the fiscal year ended January 31, 2002, is included pursuant to provisions of the Internal Revenue Code.

The fund has elected to pass through to shareholders the credit for taxes paid in foreign countries. Shareholders receive detailed information on foreign income and foreign tax per share by country along with their 2001 Form 1099-DIV.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

================================================================================================================================

Name                    Position(s) Held with Fund
(Date of Birth)         (Number of Vanguard Funds
Trustee/Officer Since   Overseen by Trustee)         Principal Occupation(s) During the Past Five Years
--------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*        Chairman of the Board,       Chairman of the Board, Chief Executive Officer, and
(July 29, 1954)         Chief Executive Officer,     Director/Trustee of The Vanguard Group, Inc., and of
 May 1987               and Trustee                  each of the investment companies served by
                        (106)                        The Vanguard Group.
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS        Trustee                      The Partners of '63 (pro bono ventures in education); Senior Adviser
(October 23, 1937)      (106)                        to Greenwich Associates (international business-strategy consulting);
January 2001                                         Successor Trustee of Yale University; Overseer of the Stern School of
                                                     Business at New York University; Trustee of the Whitehead Institute
                                                     for Biomedical Research.
--------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA          Trustee                      Chairman and Chief Executive Officer (since October 1999), Vice
(December 23, 1945)     (84)                         Chairman (January-;September 1999), and Vice President (prior to
December 2001                                        September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                     Inc.(electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; and
                                                     Trustee of Drexel University.
--------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN  Trustee                      Vice President, Chief Information Officer, and Member of the Executive
(January 25, 1950)      (106)                        Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                            Director of the Medical Center at Princeton and Women's Research
                                                     and Education Institute.
--------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL       Trustee                      Chemical Bank Chairman's Professor of Economics, Princeton
(August 28, 1932)       (104)                        University; Director of Prudential Insurance Co. of America, BKF Capital
May 1977                                             (investment management), The Jeffrey Co. (a holding company), and
                                                     NeuVis, Inc.(a software company.)
--------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.   Trustee                      Chairman, President, Chief Executive Officer, and Director of NACCO
(October 8, 1941)       (106)                        Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich
January 1993                                         Corporation (industrial products/aircraft systems and services); Director of the Standard Products Company (a supplier for the automotive industry)
                                                     until 1998
--------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON      Trustee                      Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(March 2, 1936)         (106)                        (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985 Corp.                                     (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
--------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

======================================================================================================================
NAME                    POSITION(S) HELD WITH FUND
(DATE OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER         SINCE OVERSEEN BY TRUSTEE)   PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary                    Managing Director and General Counsel of The Vanguard Group, Inc.
(April 25, 1951)        (106)                        (since September 1997); Secretary of The Vanguard Group, and of
June 2001                                            each of the investment companies served by The Vanguard Group;
                                                     Principal of The Vanguard Group (prior to September 1997).
----------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS       Treasurer                    Principal of The Vanguard Group, Inc.; Treasurer of each of the
(May 21, 1957)          (106)                        investment companies served by The Vanguard Group.
July 1998
----------------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

-----------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.         F. WILLIAM  MCNABB, III, Institutional Investor Group.
-----------------------------------------------------------------------------------------------------------
JAMES H. GATELY, Direct Investor Services.           Michael S.  Miller, Planning and Development.
-----------------------------------------------------------------------------------------------------------
KATHLEEN C. GUBANICH, Human Resources.               RALPH K. PACKARD, Finance.
-----------------------------------------------------------------------------------------------------------
IAN A. MACKINNON, Fixed Income Group.                GEORGE U. SAUTER, Quantitative Equity Group.
-----------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and
  Chief Executive Officer, 1974-1996.
-----------------------------------------------------------------------------------------------------------

VANGUARD,  THE  VANGUARD  GROUP,   VANGUARD.COM,   ADMIRAL,   EXPLORER,  MORGAN,
LIFESTRATEGY, STAR, WELLESLEY, WELLINGTON, WINDSOR, and the ship logo are trademarks of The Vanguard Group, Inc.

STANDARD  &  Poor's(R),  S&P(R),  S&P  500(R),  and  500 are  trademarks  of The
McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

CALVERT SOCIAL INDEX is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the property of their respective owners.

                                                                          [SHIP]
                                                    [THE VANGUARD GROUP (R)LOGO]
                                                            POST OFFICE BOX 2600
                                                      VALLEY FORGE, PA 19482-260



ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

FUND INFORMATION
1-800-662-7447

TEXT TELEPHONE
1-800-952-3335

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

WORLD WIDE WEB
www.vanguard.com

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.


                                                                     Q530 032002

VANGUARD(R)HEALTH CARE FUND
ANNUAL REPORT * JANUARY 31, 2002


STOCK

                                                      THE VANGUARD GROUP(R) LOGO

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.
     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.
     The actions we recommend are quite simple.
     First,  take  the  time to  decide  on a mix of  stocks,  bonds,  and  cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.
     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.
     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.
     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.
================================================================================
CONTENTS

Letter from the Chairman         1
Report from the Adviser          7
Fund Profile                     9
Glossary of Investment Terms    10
Performance Summary             11
Your Fund's After-Tax Returns   13
Financial Statements            14
Advantages of Vanguard.com      26
--------------------------------------------------------------------------------
SUMMARY
* Vanguard Health Care Fund posted a -;1.1% total return, its first fiscal-year decline in nine years.
*    The  Health   Care  Fund's   result   beat  the  average   return  for  the
     health/biotechnology fund category by 10.8 percentage points.
* Our excellent long-term track record reflects the strength of the health care sector, our portfolio manager's expertise, and our big cost advantage.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

VANGUARD(R) HEALTH CARE FUND declined -;1.1% during the 12 months ended January 31, 2002, a bleak period during which the U.S. stock market posted a -;15.3% loss.
     Although your fund posted its first fiscal-year decline in nine years, our performance was far better than the results of our comparative standards. Our total return (capital change plus reinvested dividends) was nearly 11 percentage points ahead of the average decline for health/biotechnology funds, our peer group, and was 4.1 points ahead of the return of the Standard & Poor's Health Sector Index. The table below presents the returns for your fund, its average peer, and the sector index, as well as for the Wilshire 5000 Total Market Index, a proxy for the overall U.S. stock market. We also show the return for the fund's Admiral(TM) Shares--a separate class of shares that carries a lower expense ratio for the benefit of large or long-tenured accounts that create economies of scale for the fund. We introduced the fund's Admiral Shares in November 2001. For more information on the new share class, visit VANGUARD.COM(TM).

=====================================================
2002 TOTAL RETURNS                  Fiscal Year Ended
                                           January 31
-----------------------------------------------------
VANGUARD HEALTH CARE FUND
  INVESTOR SHARES                               -1.1%
Average Health/Biotechnology Fund*             -11.9
S&P Health Sector Index                         -5.2
Wilshire 5000 Index                            -15.3
-----------------------------------------------------

Admiral Shares (since inception on November 12, 2001)
-----------------------------------------------------
Vanguard Health Care Fund                        1.2%
-----------------------------------------------------
*Derived from data provided by Lipper Inc.

     The table at the end of this letter provides details about the total returns for both the Investor and Admiral share classes, including net asset values for each class of shares and distributions of income and capital gains.
     If you own the Health Care Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 13.

FINANCIAL MARKETS IN REVIEW
The 12 months ended January 31 were a very rough stretch for stock investors. As mentioned above, the broad U.S. stock market, as measured by the Wilshire 5000 Index, lost -;15.3% during the fiscal year. Several factors contributed to the market's decline, including:

     * The first recession in the U.S. economy in a decade, part of a worldwide slowdown in economic activity.
     * The September 11 terrorist attacks, which resulted in economic disruption and a heightened awareness of risk--both physical and financial.

     * A steep reduction in corporate profits: Twelve-month net earnings reported by companies in the S&P 500 Index fell nearly 50% on average from January 2001 to January 2002.
     * Concern about the reliability of certain corporate accounting and disclosure practices, owing largely to the collapse of Enron Corporation.

     The downturn that began in March 2001 ended a record ten years of uninterrupted expansion in the U.S. economy. The recession was heralded by severe reductions in corporate investment spending, especially in the technology and telecommunications sectors (both plagued by overcapacity created in the 1990s boom). As the year progressed, so did the business cutbacks and the weakness in the economy. High levels of corporate and household debt cast doubt on the economy's ability to bounce back quickly.

================================================================================
Market Barometer                                    Average Annual Total Returns
                                                  Periods Ended January 31, 2002
                                                --------------------------------
                                                        One      Three     Five
                                                       Year      Years    Years
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                           -16.1%      -2.8%     9.0%
Russell 2000 Index (Small-caps)                       -3.6        5.6      6.9
Wilshire 5000 Index (Entire market)                  -15.3       -2.3      8.3
MSCI EAFE Index (International)                      -26.1       -6.9      0.4
BONDS
Lehman Aggregate Bond Index (Entire market)            7.6%       6.3%     7.5%
Lehman 10 Year Municipal Bond Index                    5.2        4.7      6.3
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                              3.7        4.9      5.0
CPI
Consumer Price Index                                   1.1%       2.5%     2.2%
--------------------------------------------------------------------------------

     Through all the difficulties, consumer spending held up surprisingly well--especially spending for housing and for automobiles, spurred by low interest rates (and sales incentives, in the case of autos). Joblessness rose during the 12 months--the unemployment rate in January 2002 stood at 5.6%, well above the three-decade low of 3.9% last reached in October 2000. However, layoffs seemed to be tapering off late in the fiscal year, and consumer confidence regained some of the ground lost earlier.
     Whether such hopeful signs will blossom into a full-fledged recovery soon is uncertain, but by January the Federal Reserve Board was encouraged enough to halt its aggressive campaign of cutting interest rates to stimulate economic activity. During the fiscal year, the Fed had lowered its target for the federal funds rate--the interest rate that banks charge each other for overnight loans--nine times, for a total of 375 basis points (3.75 percentage points). Those reductions, following cuts totaling 1 percentage point in January 2001, brought the federal funds rate to 1.75%, its lowest level in four decades.
     The weak economy and even weaker corporate profits made for a bad 12 months for the broad U.S. stock market. The market seemed to be heading for a second full year in bear territory. From its peak in March 2000, the Wilshire 5000 Index had plunged -28% by the end of January 2002. The market hit a three-year low in September after the terrorist attacks, but then rallied in the final weeks of 2001. Still, the returns of most stock sectors were deeply in the red for the 12 months ended January 31, although value stocks in the small- and mid-capitalization ranges produced gains.
     Meanwhile, bonds had another good year. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable investment-grade U.S. bond market, posted a 12-month return of 7.6%. Investment-grade corporate bonds had the highest return among bond sectors. High-yield ("junk") bonds were the only group to decline; the Lehman High Yield Index returned -;1.4% as a result of a rise in default rates on corporate bonds.
     Yields on U.S. Treasury securities--which move in the opposite direction from their prices--fell during the 12 months. The decline was particularly pronounced at the shorter end of the maturity spectrum, where issues are most affected by Fed actions. The yield of the 3-month Treasury bill fell 324 basis points to 1.75%. The 3-year Treasury note's yield fell 57 basis points to 4.13%, and the yields on 10-year and 30-year Treasuries fell a mere 8 and 7 basis points to 5.03% and 5.43%, respectively.

FISCAL 2002 PERFORMANCE OVERVIEW
Your fund's -;1.1% return during the fiscal year was disappointing in that it was our first negative result for a full fiscal year since 1993. But in other respects, this small decline was actually quite an achievement. The average return for our peer funds in the health/biotechnology group was -;11.9%, while the overall stock market plunged -;15.3%.
     In our report to you a year ago, our portfolio manager, Edward P. Owens, of Wellington Management Company, llp, predicted that fiscal 2002 was likely to be "very tough for health care stocks" because of the high valuations for companies in the sector. Although health care stocks as a group posted returns of -;4% to -;5% during the fiscal year, the sector turned out to be one of the market's better performers. Within the S&P 500 Index, for example, only two sectors performed better--materials & processing firms, which gained about 8.0%, and consumer staples companies, which eked out a return of 0.7%.
--------------------------------------------------------------------------------
Our effort to diversify across various parts of the health care sector helped, since returns were quite disparate within subsectors of this industry.
--------------------------------------------------------------------------------
     Among the reasons that your fund outpaced its peer group was our long-standing effort to diversify across the health care sector. Returns were quite disparate within this industry: While a number of the big pharmaceutical companies that dominate the sector had significant declines, there were solid gains for stocks of insurers, equipment makers, and hospital operators.

     Although the year was, in fact, difficult for health care stocks, the group benefited from its reputation as being somewhat "recession proof"--the demand for pharmaceuticals, health insurance, or hospital care does not tend to react as much to a slowing economy as does the demand for products of other industries. However, no industry is truly unaffected by a slowing economy. And we regard Mr. Owens's comment of a year ago about the high valuations of health care stocks as still valid. Indeed, corporate earnings have fallen even more steeply over the past year than stock prices, so the stock market as a whole seems far from cheap when measured by historical standards for such yardsticks as price/earnings ratios and dividend yields.
--------------------------------------------------------------------------------
The sustained excellence of our portfolio manager is a big part of the fund's substantial long-term advantage over its peer group.
--------------------------------------------------------------------------------
LONG-TERM PERFORMANCE OVERVIEW
Vanguard Health Care Fund is intended as a long-term investment vehicle, and we believe its merits should be judged over longer periods. The fund's long-term track record is, in a word, outstanding. Our description is based not only on the fund's absolute return of 20.1% annually over the past decade but on its relative record: The fund has trounced its peer-group average during the decade.
     The table below presents the ten-year records of the fund and its comparative standards. It also shows what the performance advantage has meant in absolute terms, assuming that investments of $25,000 (your fund's initial investment requirement) had been made a decade ago in the Health Care Fund, its average peer, the S&P Health Sector Index, and the all-market Wilshire 5000 Index. As you can see, the margin of superiority over our peer group was equal to more than $68,000--or some 2.7 times the initial $25,000 investment.
================================================================================
Total Returns                                                   Ten Years Ended
                                                               January 31, 2002
                                                   -----------------------------
                                                    Average      Final Value of
                                                     Annual           a $25,000
                                                     Return  Initial Investment
--------------------------------------------------------------------------------
VANGUARD HEALTH CARE FUND
 INVESTOR SHARES                                      20.1%            $155,510
Average Health/
 Biotechnology Fund                                   13.3               86,824
S&P Health Sector Index                               14.9              100,666
Wilshire 5000 Index                                   12.2               78,734
--------------------------------------------------------------------------------
     We believe that several factors were responsible for the stellar record of your fund. One is that the fund and its peer group benefited from the excellent performance of health care stocks over the past decade. The sector outpaced the broad market by 2.7 percentage points--a significant "win."
     The sustained excellence of our portfolio manager, Ed Owens, and his team at Wellington Management is also a big part of the story, since the fund has earned substantially more than the sector index during the past decade. By considering not only the growth prospects and financial health of potential investments but also their price, Mr. Owens has demonstrated a keen eye for value and has avoided some significant pitfalls.
     A third key factor in your fund's advantage over its peers is the fund's relatively low operating and transaction costs. Although we can't match the index in this regard--indexes exist on paper, so they incur zero costs--the Health Care Fund has a huge cost advantage over its peer group. At 0.31% of average net assets (0.23% for Admiral Shares), our annual expense ratio is a small fraction of the 1.81% ratio charged by our average competitor. The cost gap of 1.5 percentage points is a nice head start, year after year.
--------------------------------------------------------------------------------
Valuations are high for health care stocks, implying that investors have very high expectations for future earnings.
--------------------------------------------------------------------------------
     A fourth major advantage for the fund is its lower portfolio turnover relative to competitors. Our adviser's patient, diversified approach to health care investing has generally resulted in turnover rates of around 25% or less--meaning that the average investment has been held about four years or more. Annual turnover rates of 100% or more are not uncommon among other funds, which incur significant transaction costs as a result.
     Despite our pride in the fund's results over the past decade, we caution investors not to expect such strong returns in the coming ten years. As noted earlier, valuations remain high for health care stocks, implying that investors have very high expectations for future earnings. Yet, competition is tough in the industry, and pressure from consumers, insurers, and government to limit increases in health care expenses can be expected to continue.
     Some investors pin their hopes for health care stocks on demographics, reasoning that the "baby boom" generation will be a huge consumer of health care products and services. However, this demographic tailwind is no secret and is, presumably, already factored into prices for stocks. We believe that investing in this sector makes sense as part of a more broadly diversified portfolio for those who are prepared to withstand considerable volatility and who understand that health care stocks will fall in and out of favor over the years.

IN SUMMARY
After difficult periods, such as the
past two years for the overall stock market, it's easy to act on the temptation to concentrate investments in the "safest" or the "best-performing" asset class or market sector. We counsel investors to resist this impulse and to remain true to a long-term strategy of holding a well-diversified mix of stocks, bonds, and short-term investments. The mix should vary according to your personal time horizon, financial situation, and tolerance for risk, but should not change substantially due to transient events-- such as which market sector did best or worst last year or what self-appointed market experts are saying this month.
"Stay the course" remains our advice.
     We thank you for committing your hard-earned money to Vanguard, and we'll strive to continue earning your confidence.


Sincerely,

/S/ JOHN J. BRENNAN

JOHN J. BRENNAN
Chairman and Chief Executive Officer                           February 11, 2002


================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE: JANUARY 31, 2001-;JANUARY 31, 2002

                                                                 Distributions
                                                                   Per Share
                                                             -------------------
                                       Starting       Ending    Income  Capital
                                    Share Price  Share Price Dividends    Gains
--------------------------------------------------------------------------------
VANGUARD HEALTH CARE FUND
  Investor Shares                       $123.04      $115.01    $1.030   $5.464
  Admiral Shares*                         50.00        48.52     0.390    1.698
--------------------------------------------------------------------------------
*Since inception on November 12, 2001.

REPORT FROM THE ADVISER

VANGUARD HEALTH CARE FUND RETURNED -;1.1% FOR THE FISCAL YEAR ENDED JANUARY 31, 2002. THIS DECLINE WAS FAR LESS SEVERE THAN THE -;16.1% LOSS FOR THE S&P 500 Index, the -;5.2% LOSS FOR THE S&P Health Sector Index, and the -;11.9% LOSS FOR THE AVERAGE FUND IN THE HEALTH/BIOTECHNOLOGY CATEGORY.

THE INVESTMENT ENVIRONMENT
It was a difficult 12 months for stocks, and the health care sector was not spared. Major pharmaceutical companies that had significant patent expirations or shortfalls in product demand were treated harshly in the period. Many of the sector's best performers were in the health services and medical products categories, but it was really a stock-picker's market, with both opportunities and pitfalls in all areas of health care. International health care stocks were somewhat weaker than U.S. issues.

OUR SUCCESSES
We did well with many of our health services selections. Tenet Healthcare was the strongest contributor to the fund's return in the fiscal year. McKesson, UnitedHealth Group, Quest Diagnostics, and AmerisourceBergen were also very strong performers, as were the medical products companies Abbott Laboratories, St. Jude Medical, and Biomet. In the biotech sector, Gilead Sciences and Genzyme delivered good performance. Johnson & Johnson and American Home Products were our best investments among the major pharmaceutical companies.

OUR SHORTFALLS
Our Japanese holdings were weak, hurt by that nation's troubled economy and the decline in the value of the yen against the dollar. European stocks also underperformed, although to a lesser extent. The major U.S. pharmaceuticals are the core of any health care portfolio, so of course we participated in that group's weakness. However, we were well served by having less exposure to the area than we have had in the past.

THE FUND'S POSITIONING
For the health care sector, one slightly negative year could not correct all the overvaluation built up over many years of soaring stock prices. We believe that the coming year will be full of challenges,
================================================================================
INVESTMENT PHILOSOPHY
The fund reflects the belief that investors who seek to emphasize health care stocks as part of a long-term, balanced investment program are best served by holding a portfolio of securities well diversified across the sector.
================================================================================
as corporate  earnings  continue to
weaken and investors face the end of the Federal Reserve Board's efforts to lower interest rates. But health care is traditionally a defensive sector, and that reality should stand us in good stead. We will continue to position the portfolio defensively, with broad diversification, low turnover, and a focus on stocks offering the best values.


Edward P. Owens, Senior Vice President and Portfolio Manager
Wellington Management Company, LLP

February 13, 2002


================================================================================
PORTFOLIO CHANGES                            Fiscal Year Ended January 31, 2002

                             Comments
--------------------------------------------------------------------------------
ADDITIONS
CVS*                         Attractive in the wake of severe price weakness.

Aventis                      Added to position because of strong growth.

Eli Lilly                    Has an improving pipeline of new products.

Roche Holdings               Attractive owing to price weakness.
================================================================================
REDUCTIONS
Bristol-Myers Squibb         Halved position due to patent-expiration problems.

C.R. Bard**                  Sold because of Tyco takeover plan.

Novo Nordisk**               Sold after its price appreciated.

UnitedHealth Group           Reduced as price appreciated.
--------------------------------------------------------------------------------
 *New Holding.
**Eliminated from portfolio.



                                                                     See page 14
                                                   for a complete listing of the
                                                                fund's holdings.

FUND PROFILE                                             As of January 31, 2002
  for HEALTH CARE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on page 10.

================================================
PORTFOLIO CHARACTERISTICS

                                    Wilshire
                              Fund      5000
                         ---------------------
Number of Stocks               135     6,013
Median Market Cap           $21.9B    $33.1B
Price/Earnings Ratio         37.6x     32.5x
Price/Book Ratio              4.9x      3.3x
Yield                                   1.3%
  Investor Shares             0.7%
  Admiral Shares              0.8%
Return on Equity             17.3%     22.5%
Earnings Growth Rate          5.9%     14.4%
Foreign Holdings             23.7%      0.0%
Turnover Rate                  13%        --
Expense Ratio                             --
  Investor Shares            0.31%
  Admiral Shares            0.23%*
Cash Investments              9.8%        --
-----------------------------------------------

=============================================
TEN LARGEST HOLDINGS (% of total net assets)

Pharmacia Corp.                5.8%
American Home Products Corp.   3.7
Pfizer, Inc.                   3.3
Abbott Laboratories            3.1
McKesson Corp.                 3.1
Merck & Co., Inc.              2.8
Johnson & Johnson              2.7
Eli Lilly & Co.                2.7
HCA Inc.                       2.4
Roche Holdings AG              2.2
---------------------------------------------
Top Ten                       31.8%
---------------------------------------------


==================================
INVESTMENT FOCUS
  Market Cap        Large
  Style             Growth
----------------------------------


=============================================
VOLATILITY MEASURES
                                    Wilshire
                              Fund      5000
-------------------------------------------
R-Squared                     0.10      1.00
Beta                          0.26      1.00
---------------------------------------------

=============================================
SECTOR DIVERSIFICATION (% of common stocks)
---------------------------------------------
Biotech Research & Production           6.3%
Consumer Discretionary                  0.3
Consumer Staples                        2.7
Drugs & Pharmaceuticals                37.9
Electronics--Medical Systems            0.6
Financial Services                      0.4
Health & Personal Care                  3.7
Health Care Facilities                  7.7
Health Care Management Services         5.6
International                          23.7
Materials & Processing                  1.7
Medical & Dental Instruments & Supplies 7.3
Medical Services                        0.7
Producer Durables                       0.2
Technology                              0.1
Other                                   1.1
---------------------------------------------
*Annualized.

                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in the fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

TURNOVER RATE. An indication of a fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                     AS OF JANUARY 31, 2002
   for HEALTH CARE FUND

All of the data below and on the following page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

================================================================================
CUMULATIVE PERFORMANCE January 31, 1992-;January 31, 2002
[MOUNTAIN CHART]
              HEALTH CARE    AVERAGE HEALTH/  S&P HEALTH
  QUARTER     FUND INVESTOR  BIOTECHNOLOGY    SECTOR      S&P 500       WILSHIRE
    ENDED     SHARES         FUND**           INDEX       INDEX        500 INDEX
--------------------------------------------------------------------------------
   199201    $25000         $25000           $25000        $25000        $25000
   199204     23666          21095            23330         25560         25046
   199207     24464          21755            23657         26337         25686
   199210     24238          21087            22375         26192         25753
   199301     24269          21935            20760         27645         27632
   199304     23562          19959            19871         27921         27673
   199307     23866          20226            18151         28637         28669
   199310     27186          22599            19790         30105         30331
   199401     29416          24868            20790         31205         31333
   199404     27072          22600            19180         29407         29524
   199407     27727          21771            20086         30114         29876
   199410     31158          24985            23153         31269         31092
   199501     32295          25479            25149         31370         31013
   199504     34416          26677            26962         34543         33921
   199507     38186          29284            29972         37977         37677
   199510     41002          32421            33309         39537         39099
   199601     46981          37896            38779         43500         42531
   199604     49768          39519            37498         44979         44830
   199607     48242          34828            38087         44269         43212
   199610     50895          38620            43156         49064         47625
   199701     56680          42629            49676         54958         52896
   199704     58105          39867            50773         56284         52737
   199707     68654          46534            60196         67350         63609
   199710     68219          49318            59131         64819         62671
   199801     72196          49786            68834         69747         66276
   199804     82296          55662            77004         79398         75546
   199807     84495          51992            81474         80338         74446
   199810     89380          51971            83841         79074         71940
   199901     99193          58708            93252         92408         84354
   199904    100136          56609            90878         96724         88481
   199907    101808          57955            87160         96569         88106
   199910    102195          59247            93248         99371         90410
   200001    109678          75710            90590        101968         96359
   200004    124055          83051            92353        106521         98932
   200007    139992          94386            99124        105236         97656
   200010    156837         107373           108146        105424         97737
   200101    157249          98597           106240        101050         92969
   200104    153568          91962           101070         92703         84951
   200107    159440          90299           102443         90156         82964
   200110    154436          88465           100412         79169         72747
   200201    155510          86824           100666         84734         78734
--------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                                 PERIODS ENDED JANUARY 31, 2002
                                                                --------------------------------
                                                                                                        FINAL VALUE
                                                                 ONE          FIVE            TEN      OF A $25,000
                                                                YEAR         YEARS          YEARS        INVESTMENT
-------------------------------------------------------------------------------------------------------------------
Health Care Fund Investor Shares*                              -2.09%        22.37%       20.06%           $155,510
Average Health/Biotechnology Fund**                           -11.94         15.29         13.26             86,824
S&P Health Sector Index                                        -5.25         15.17         14.95            100,666
S&P 500 Index                                                 -16.15          9.04         12.98             84,734
Wilshire 5000 Index                                           -15.31          8.28         12.16             78,734
-------------------------------------------------------------------------------------------------------------------
                                                                                                        FINAL VALUE
                                                                                   RETURN             OF A $250,000
                                                                         SINCE INCEPTION^                INVESTMENT
-------------------------------------------------------------------------------------------------------------------
Health Care Fund Admiral Shares*                                                    0.22%                  $250,542
S&P 500 Index                                                                       1.37                    253,420
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-JANUARY 31, 2002


                 HEALTH CARE FUND          S&P HEALTH CARE
                 INVESTOR SHARES             SECTOR INDEX
       1993          -2.9                       -17.0
       1994          21.2                         0.1
       1995           9.8                        21.0
       1996          45.5                        54.2
       1997          20.6                        28.1
       1998          27.4                        38.6
       1999          37.4                        35.5
       2000          10.6                        -2.9
       2001          43.4                        17.3
       2002          -1.1                        -5.2
--------------------------------------------------------------------------------

 *Reflective of the 1% fee assessed on redemptions of shares held less than five years.
**Derived from data provided by Lipper Inc.
 ^November 12, 2001.
Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

This table  presents  average annual total returns  through the latest  calendar quarter--rather than through the end of the fiscal year. Securities and Exchange
Commission rules require that we provide this information.
                                                                                  TEN YEARS
                                                ONE         FIVE   ----------------------------------
                          INCEPTION DATE       YEAR        YEARS      CAPITAL       INCOME      TOTAL
-----------------------------------------------------------------------------------------------------
Health Care Fund
 Investor Shares               5/23/1984    -6.87%        23.71%       18.40%        1.53%     19.93%
   Fee-Adjusted Returns*                    -7.80         23.71        18.40         1.53      19.93
 Admiral Shares               11/12/2001     2.84**
   Fee-Adjusted Returns*                     1.81**
-----------------------------------------------------------------------------------------------------
 *Reflective of the 1% fee assessed on redemptions of shares held less than five years.
**Returns are since inception.

YOUR FUND'S AFTER-TAX RETURNS
This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                PERIODS ENDED JANUARY 31, 2002
                                       ONE YEAR      FIVE YEARS       TEN YEARS
                                       -----------------------------------------
HEALTH CARE FUND INVESTOR SHARES*
  Returns Before Taxes                   -2.09%          22.37%          20.06%
  Returns After Taxes on Distributions   -3.45           20.20           17.92
  Returns After Taxes on Distributions
    and Sale of Fund Shares              -0.56           18.29           16.57
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares held less than five years.

FINANCIAL STATEMENTS
  January 31, 2002
STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

                                                                         MARKET
                                                                         VALUE*
HEALTH CARE FUND                           SHARES                         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (90.2%)
--------------------------------------------------------------------------------
UNITED STATES (68.7%)
--------------------------------------------------------------------------------
BIOTECH RESEARCH & Production (5.7%)
* Immunex Corp.                                   11,988,700            335,084
* Genzyme Corp.                                    4,780,940            218,059
* (1)Quintiles Transnational Corp.                 7,308,200            117,076
* Genentech, Inc.                                  2,000,000             98,900
* IDEC Pharmaceuticals Corp.                       1,560,000             92,758
* Amgen, Inc.                                      1,359,800             75,469
* IDEXX Laboratories Corp.                           909,300             23,114
* Cephalon, Inc.                                     290,000             19,018
* Cor Therapeutics, Inc.                             900,000             16,911
* Celera Genomics Group-Applera Corp.                467,400              9,769
                                                                     -----------
                                                                      1,006,158
                                                                     -----------
CONSUMER DISCRETIONARY (0.3%)
  Kimberly-Clark Corp.                               500,000             30,150
  Eastman Kodak Co.                                  450,000             12,780
* Ventiv Health, Inc.                                437,800              1,130
                                                                     -----------
                                                                         44,060
                                                                     -----------
CONSUMER STAPLES (2.4%)
  CVS Corp.                                       12,856,300            349,691
  Procter & Gamble Co.                               825,000             67,386
  Longs Drug Stores, Inc.                            637,700             14,189
                                                                     -----------
                                                                        431,266
                                                                     -----------
DRUGS & Pharmaceuticals (34.2%)
  Pharmacia Corp.                                 25,307,182          1,024,940
  American Home Products Corp.                    10,111,000            653,777
  Pfizer, Inc.                                    13,929,836            580,456
  Abbott Laboratories                              9,554,500            551,295
  Merck & Co., Inc.                                8,390,000            496,520
  Johnson & Johnson                                8,382,000            482,049
  Eli Lilly & Co.                                  6,320,000            474,632
  Cardinal Health, Inc.                            5,151,608            339,542
  Schering-Plough Corp.                            8,556,400            277,056
* Gilead Sciences, Inc.                            4,024,962            263,313
  Allergan, Inc.                                   3,044,100            203,194
  AmerisourceBergen Corp.                          2,684,480            173,766
  Bristol-Myers Squibb Co.                         2,984,500            135,407
* Forest Laboratories, Inc.                        1,451,000            120,288
*(1)Vertex Pharmaceuticals, Inc.                   3,755,400             74,132
*(1)Perrigo Co.                                    5,322,320             68,658
  Mylan Laboratories, Inc.                         1,945,000             65,527
  Alpharma, Inc. Class A                             748,313             19,269
* Scios, Inc.                                        491,750             11,300
* Pharmacyclics, Inc.                                738,000              5,941
* Genaera Corp.                                    1,328,100              4,236
* Triangle Pharmaceuticals, Inc.                     564,800              2,344
                                                                     -----------
                                                                      6,027,642
                                                                     -----------
14

                                                                         MARKET
                                                                         VALUE*
                                            SHARES                         (000)
--------------------------------------------------------------------------------
ELECTRONICS--MEDICAL SYSTEMS (0.5%)
*(1)Haemonetics Corp.                              1,983,900             56,958
* Varian Medical Systems, Inc.                       506,000             19,935
  Datascope Corp.                                    342,100             10,910
                                                                 ---------------
                                                                         87,803
                                                                 ---------------
FINANCIAL SERVICES (0.4%)
  CIGNA Corp.                                        500,000             46,000
* American Medical Security Group, Inc.              678,000              7,811
  NDCHealth Corp.                                    181,800              5,769
  Global Payments Inc.                               145,440              5,224
                                                                 ---------------
                                                                         64,804
                                                                 ---------------
Health & Personal Care (3.3%)
  McKesson Corp.                                  14,209,350            547,060
  Omnicare, Inc.                                   1,000,000             21,950
* Anthem, Inc.                                       238,000             12,662
* American Retirement Corp.                          637,000              1,325
                                                                 ---------------
                                                                        582,997
                                                                 ---------------
Health Care Facilities (6.9%)
  HCA Inc.                                         9,967,620            423,624
* Tenet Healthcare Corp.                           5,135,000            327,562
* Quest Diagnostics, Inc.                          2,720,000            188,468
* HEALTHSOUTH Corp.                                7,500,000             87,750
* Laboratory Corp. of America Holdings             1,033,681             84,142
* Triad Hospitals, Inc.                            1,572,666             49,854
* LifePoint Hospitals, Inc.                          991,715             34,601
* Beverly Enterprises, Inc.                        3,030,000             21,271
                                                                 ---------------
                                                                      1,217,272
                                                                 ---------------
HEALTH CARE MANAGEMENT SERVICES (5.1%)
  Aetna Inc.                                       5,850,200            201,130
  IMS Health, Inc.                                 9,047,400            180,496
*(1)Humana Inc.                                   11,495,000            143,113
  UnitedHealth Group Inc.                          1,900,000            141,265
* Cerner Corp.                                     1,446,600             70,015
* WebMD Corp.                                      5,175,600             40,887
* WellPoint Health Networks Inc.                     300,000             38,067
* Health Net Inc.                                    984,000             21,924
* Universal Health Services Class B                  400,000             16,740
* Trigon Healthcare, Inc.                            200,000             14,706
* Mid Atlantic Medical Services, Inc.                500,000             12,525
* Pediatrix Medical Group, Inc.                      348,100             11,627
* Cobalt Corp.                                       678,000              3,763
                                                                 ---------------
                                                                        896,258
                                                                 ---------------
Materials & Processing (1.5%)
(1) Sigma-Aldrich Corp.                            4,986,300            208,527
  Monsanto Co.                                     1,847,800             61,532
                                                                 ---------------
                                                                        270,059
                                                                 ---------------
Medical & Dental Instruments & Supplies (6.5%)
  Becton, Dickinson & Co.                          8,951,800            324,234
* St. Jude Medical, Inc.                           2,501,300            198,353
(1) Bausch & Lomb, Inc.                            4,550,000            171,763
  Beckman Coulter, Inc.                            2,529,400            117,769
  Biomet, Inc.                                     2,851,925             92,089
* Guidant Corp.                                    1,000,000             48,050
  DENTSPLY International Inc.                        961,800             47,561
(1) Owens & Minor, Inc. Holding Co.                2,362,100             45,943
* PSS World Medical, Inc.                          3,000,000             30,180
* STERIS Corp.                                     1,150,000             21,160
* Zimmer Holdings, Inc.                              464,450             15,109
* Ventana Medical Systems, Inc.                      614,400             14,666
* Viasys Healthcare Inc.                             482,130             10,968
* Varian, Inc.                                       253,000              8,906
*(1)Cohesion Technologies, Inc.                      525,800              2,438
* E-Z-EM, Inc. Class B                               304,344              2,222
* E-Z-EM, Inc. Class A                               219,258              1,864
                                                                 ---------------
                                                                       1,153,275
                                                                 ---------------
Medical Services (0.6%)
*(1)Coventry Health Care Inc.                      3,785,000             84,973
*(1)PAREXEL International Corp.                    1,570,200             21,732
                                                                 ---------------
                                                                        106,705
                                                                 ---------------
PRODUCER DURABLES (0.2%)
  Pall Corp.                      1,554,600        35,849
* Kadant Inc.                                        201,960              2,857
                                                                 ---------------
                                                                         38,706
                                                                 ---------------
TECHNOLOGY (0.1%)
* IDX Systems Corp.                                1,109,200             13,255
* DAOU Systems, Inc.                                 513,500                488
                                                                  --------------
                                                                         13,743
                                                                 ---------------
OTHER (1.0%)
  Tyco International Ltd.                          3,000,000            105,450
* Thermo Electron Corp.                            3,300,000             72,468
                                                                 ---------------
                                                                        177,918
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL UNITED STATES                                                  12,118,666
--------------------------------------------------------------------------------
INTERNATIONAL (21.5%)
--------------------------------------------------------------------------------
BELGIUM (0.1%)
  UCB SA                                             483,593             19,880
                                                                 ---------------
CANADA (0.1%)
* Axcan Pharma Inc.                                1,356,900             18,346
                                                                 ---------------
DENMARK (0.1%)
  Novozymes A/S                                      400,000              7,580
                                                                 ---------------
FRANCE (2.1%)
  Aventis SA                                       2,475,168            171,862
  Aventis SA ADR                                   2,052,615            143,663
  Sanofi-Synthelabo SA                               615,004             41,193
                                                                 ---------------
                                                                        356,718
                                                                 ---------------

                                                                         MARKET
                                                                         VALUE*
HEALTH CARE FUND                           SHARES                         (000)
--------------------------------------------------------------------------------
GERMANY (1.7%)
  Bayer AG                                         6,243,031            199,836
  Bayer AG ADR                                     1,921,500             61,506
  Schering AG                                        640,410             35,750
  Fresenius Medical Care Pfd. ADR                    645,400              9,023
                                                                 ---------------
                                                                         306,115
                                                                 ---------------
JAPAN (5.6%)
  Fujisawa Pharmaceutical Co., Ltd.               13,298,000            264,925
  Eisai Co., Ltd.                                  8,006,000            181,941
  Banyu Pharmaceutical Co.                         7,015,000             89,778
  Chugai Pharmaceutical Co., Ltd.                  7,181,000             74,564
  Yamanouchi Pharmaceuticals Co., Ltd.             2,980,000             72,177
  Shionogi & Co., Ltd.                             5,031,000             71,458
  Takeda Chemical Industries Ltd.                  1,500,000             59,542
  Tanabe Seiyaku Co., Ltd.                         6,037,000             52,757
  Daiichi Pharmaceutical Co., Ltd.                 2,204,000             42,426
  Olympus Optical Co., Ltd.                        1,900,000             26,248
  Sankyo Co., Ltd.                                 1,550,000             23,128
  Ono Pharmaceutical Co., Ltd.                       632,000             18,662
                                                                 ---------------
                                                                         977,606
                                                                 ---------------
NETHERLANDS (0.6%)
  Akzo Nobel NV                                    2,500,000            107,251
                                                                 ---------------
SWEDEN (0.5%)
  Gambro AB A Shares                               7,531,120             44,240
  Gambro AB B Shares                               7,314,580             42,968
                                                                 ---------------
                                                                         87,208
                                                                 ---------------
SWITZERLAND (4.3%)
  Roche Holdings AG                                5,923,977            393,651
  Novartis AG (Registered)                         6,769,880            231,951
  Roche Holdings AG (Bearer)                         825,000             66,268
  Serono SA Class B                                   56,871             45,515
* Syngenta AG                                        234,247             12,631
* Syngenta AG ADR                                    917,843             10,095

                                                                 ---------------
                                                                        760,111
                                                                 ---------------
UNITED KINGDOM (6.4%)
  AstraZeneca Group PLC ADR                        7,536,372            354,134
  GlaxoSmithKline PLC ADR                          6,748,881            325,431
  AstraZeneca Group PLC                            5,731,500            263,262
  Amersham PLC                                    13,565,820            126,060
  SSL International PLC                            6,400,000             48,301
  Boots Co. PLC                                    1,703,342             15,695

                                                                 ---------------
                                                                      1,132,883
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                   3,773,698
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $10,831,833)                                                  15,892,364
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.2%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.8%)
Federal Home Loan Bank
  1.80%, 2/27/2002                                    41,000             40,947

Federal Home Loan Mortgage Corp.
  1.64%, 7/18/2002                                   280,000            277,752
  1.66%, 8/16/2002                                    60,000             59,389
  1.82%, 3/7/2002                                     42,000             41,934

Federal National Mortgage Assn.
  1.64%, 7/17/2002                                   120,000            119,042
  1.66%, 7/17/2002                                    74,000             73,409
  2.03%, 2/21/2002                                    49,415             49,369

                                                                 ---------------
                                                                         661,842
                                                                 ---------------
COMMERCIAL PAPER (4.8%)
General Electric Capital Corp.
  1.82%, 5/15/2002                                   300,000            298,446
  1.83%, 3/26/2002                                   150,000            149,598
  1.84%, 7/24/2002                                   200,000            198,251
  1.84%, 7/25/2002                                   200,000            198,241
                                                                 ---------------
                                                                        844,536
                                                                 ---------------
REPURCHASE AGREEMENTS (1.6%)
UBS Warburg LLC
  1.89%, 2/1/2002
  (Dated 1/31/2002,
  Repurchase Value $197,904,000,
  collateralized by U.S. Treasury
  Bonds 6.75-;8.00%,
  11/15/2021-;8/15/2026)                             197,894            197,894
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
1.91%, 2/1/2002--Note G                               91,913             91,913
                                                                 ---------------
                                                                        289,807
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $1,796,460)                                                   1,796,185
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
  (Cost $12,628,293)                                                 17,688,549
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES(-0.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    121,561
Liabilities--Note G                                                    (198,660)
                                                                        (77,099)
                                                                 ---------------
NET ASSETS (100%)                                                   $17,611,450
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $995,313,000.
ADR--American Depositary Receipt.

=============================================================
                                                       Amount
                                                        (000)
-------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
-------------------------------------------------------------
Paid-in Capital--Note E                          $12,488,249
Overdistributed Net Investment Income--Note E         (4,230)
Accumulated Net Realized Gains--Note E                67,344
Unrealized Appreciation (Depreciation)--Note F
Investment Securities                              5,060,256
Foreign Currencies                                      (169)
-------------------------------------------------------------
NET ASSETS                                       $17,611,450
=============================================================
Investor Shares--Net Assets
Applicable to 138,952,872 outstanding $.001
 par value shares of beneficial interest (unlimited
 authorization)                                  $15,980,631
------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                    $115.01
=============================================================
Admiral Shares--Net Assets
Applicable to 33,608,827 outstanding $.001
par value shares of beneficial interest (unlimited
authorization)                                    $1,630,819
-------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                      $48.52
=============================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================

                                                                HEALTH CARE FUND
                                                     Year Ended January 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends*Y                                                            $133,943
Interest                                                                 59,061
Security Lending                                                          1,126
--------------------------------------------------------------------------------
    Total Income                                                        194,130
--------------------------------------------------------------------------------
Expenses
Investment Advisory Fees--Note B                                         10,168
The Vanguard Group--Note C
Management and Administrative
   Investor Shares                                                       38,265
   Admiral Shares                                                           428
Marketing and Distribution
   Investor Shares                                                        1,931
   Admiral Shares                                                             4
Custodian Fees                                                            1,203
Auditing Fees                                                                13
Shareholders' Reports
   Investor Shares                                                          288
   Admiral Shares                                                            --
Trustees' Fees and Expenses                                                  22
--------------------------------------------------------------------------------
   Total Expenses                                                        52,322
   Expenses Paid Indirectly--Note D                                      (1,134)
--------------------------------------------------------------------------------
   Net Expenses                                                          51,188
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   142,942
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities SoldY                                           631,488
  Foreign Currencies and Forward Currency Contracts                      83,174
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                714,662
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                              (1,035,006)
  Foreign Currencies and Forward Currency Contracts                     (39,940)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (1,074,946)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $ (217,342)
================================================================================
*Dividends are net of foreign withholding taxes of $3,756,000.
YDividend income and realized net gain from affiliated companies were $10,205,000 and $44,707,000, respectively.

Statement of Changes in Net Assets

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

================================================================================
                                                          HEALTH CARE FUND
                                                       Year Ended January 31,
                                                 -------------------------------
                                                             2002          2001
                                                            (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                                  $ 142,942     $ 149,109
 Realized Net Gain (Loss)                                 714,662     1,474,140
 Change in Unrealized Appreciation (Depreciation)      (1,074,946)    3,145,332
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                           (217,342)    4,768,581
--------------------------------------------------------------------------------
Distributions
 Net Investment Income
    Investor Shares                                      (138,966)     (135,390)
    Admiral Shares                                        (10,721)           --
 Realized Capital Gain*
    Investor Shares                                      (741,844)   (1,913,673)
    Admiral Shares                                        (46,678)           --
--------------------------------------------------------------------------------
Total Distributions                                      (938,209)   (2,049,063)
--------------------------------------------------------------------------------
Capital Share Transactions--Note H
 Investor Shares                                         (181,612)    3,796,440
 Admiral Shares                                         1,706,176            --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
     Share Transactions                                 1,524,564     3,796,440
--------------------------------------------------------------------------------
 Total Increase (Decrease)                                369,013     6,515,958
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                                   17,242,437    10,726,479
--------------------------------------------------------------------------------
 End of Period                                        $17,611,450   $17,242,437
================================================================================
*Includes fiscal 2002 and 2001 short-term gain distributions totaling $130,142,000 and $145,175,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

=====================================================================================================
                                                           HEALTH CARE FUND INVESTOR SHARES
                                                                    Year Ended January 31,
                                                         --------------------------------------------
For a Share Outstanding Throughout Each Period              2002     2001     2000     1999     1998
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $123.04  $ 98.83   $97.32   $74.02   $60.65
-----------------------------------------------------------------------------------------------------
 Investment Operations
 Net Investment Income                                      .980     1.16      .92      .86      .80
 Net Realized and Unrealized Gain (Loss) on Investments   (2.516)   40.05     8.70    26.36    15.49
-----------------------------------------------------------------------------------------------------
  Total from Investment Operations                        (1.536)   41.21     9.62    27.22    16.29
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (1.030)   (1.07)    (.97)    (.84)    (.78)
 Distributions from Realized Capital Gains                (5.464)  (15.93)   (7.14)   (3.08)   (2.14)
-----------------------------------------------------------------------------------------------------
  Total Distributions                                     (6.494)  (17.00)   (8.11)   (3.92)   (2.92)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $115.01  $123.04   $98.83   $97.32   $74.02
=====================================================================================================
TOTAL RETURN*                                             -1.11%   43.37%   10.57%   37.39%   27.37%
=====================================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                    $15,981  $17,242  $10,726   $9,884   $4,720
 Ratio of Total Expenses to Average Net Assets             0.31%    0.34%    0.41%    0.36%    0.40%
 Ratio of Net Investment Income to Average Net Assets      0.84%    1.03%    0.92%     1.13%   1.28%
 Portfolio Turnover Rate                                     13%      21%      27%      11%      10%
=====================================================================================================
*Total  returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years (or less than one year in the case of shares  purchased prior to April 19, 1999).

================================================================================
                                                 HEALTH CARE FUND ADMIRAL SHARES
                                                               Nov. 12, 2001* to
For a Share Outstanding Throughout the Period                      Jan. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.00
--------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                                     .066
 Net Realized and Unrealized Gain (Loss) on Investments                    .542
--------------------------------------------------------------------------------
  Total from Investment Operations                                         .608
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                     (.390)
 Distributions from Realized Capital Gains                               (1.698)
--------------------------------------------------------------------------------
  Total Distributions                                                    (2.088)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $48.52
================================================================================
TOTAL RETURN**                                                            1.23%
================================================================================
Ratios/Supplemental Date
 Net Assets, End of Period (Millions)                                    $1,631
 Ratio of Total Expenses to Average Net Assets                           0.23%Y
 Ratio of Net Investment Income to Average Net Assets                    0.50%Y
 Portfolio Turnover Rate                                                    13%
================================================================================
*Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
YAnnualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.
A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2.  Foreign   Currency:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.
     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).
     4. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2002, the investment advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2002, the fund had contributed capital of $3,272,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.30% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $1,054,000 and $80,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended January 31, 2002, the fund purchased $3,031,047,000 of investment securities and sold $2,070,376,000 of investment securities other than temporary cash investments.
     During the year ended January 31, 2002, the fund realized net foreign currency losses of $778,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized gains to undistributed net investment income.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,706,000 from undistributed net investment income, and $21,690,000 from accumulated net realized gains, to paid-in capital.
     For tax purposes, at January 31, 2002, the fund had capital gains of $67,344,000 available for distribution, including short-term gains of $549,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

F. At January 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $5,060,256,000, consisting of unrealized gains of $5,443,464,000 on securities that had risen in value since their purchase and $383,208,000 in unrealized losses on securities that had fallen in value since their purchase.
     The fund had net unrealized foreign currency losses of $169,000 resulting from the translation of other assets and liabilities at January 31, 2002.

G. The market value of securities on loan to broker/dealers at January 31, 2002, was $85,878,000, for which the fund held cash collateral of $91,913,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

                                                              Year Ended January 31,
                                             ------------------------------------------------
                                                       2002                    2001
                                             -----------------------------------------------
                                                    Amount    Shares        Amount    Shares
                                                     (000)     (000)         (000)     (000)
--------------------------------------------------------------------------------------------
Investor Shares
  Issued                                      $ 2,209,879     18,56   $ 3,238,817    27,062
  Issued in Lieu of Cash Distributions            839,983     7,423     1,949,097    16,646
  Redeemed*                                    (3,231,474)  (27,177)   (1,391,474)  (12,103)
   Net Increase (Decrease)--Investor Shares      (181,612)   (1,185)    3,796,440    31,605

Admiral Shares
  Issued                                        1,672,978    32,914           --         --
  Issued in Lieu of Cash Distributions             51,584     1,067           --         --
  Redeemed*                                       (18,386)     (372)          --         --
                                               ----------------------------------------------
   Net Increase (Decrease)--Admiral Shares      1,706,176    33,609           --         --
---------------------------------------------------------------------------------------------
*Net of  redemption  fees  of  $3,883,000  and  $1,838,000,  respectively  (fund totals).

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Health Care Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (the "Fund") at January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 6, 2002


================================================================================
SPECIAL 2001 TAX INFORMATION
  (unaudited) for VANGUARD HEALTH CARE FUND
This information for the fiscal year ended January 31, 2002, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $678,944,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 51.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

ADVANTAGES OF VANGUARD.COM(TM)                                      [Picture of
                                                                     a Computer]

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the benefits of using Vanguard.com. On our website, you can:
     *    Choose to receive all fund reports, as well as prospectuses, online.

     * Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund
BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts,
  New Jersey, ew York, Ohio,Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey, New York,
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

================================================================================================================

Name                    Position(s) Held with Fund
(Date of Birth)         (Number of Vanguard Funds
Trustee/Officer Since   Overseen by Trustee)         Principal Occupation(s) During the Past Five Years
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*        Chairman of the Board,       Chairman of the Board, Chief Executive Officer, and
(July 29, 1954)         Chief Executive Officer,     Director/Trustee of The Vanguard Group, Inc., and of
 May 1987               and Trustee                  each of the investment companies served by
                        (106)                        The Vanguard Group.
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS        Trustee                      The Partners of '63 (pro bono ventures in education); Senior Adviser
(October 23, 1937)      (106)                        to Greenwich Associates (international business-strategy consulting);
January 2001                                         Successor Trustee of Yale University; Overseer of the Stern School of
                                                     Business at New York University; Trustee of the Whitehead Institute
                                                     for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA          Trustee                      Chairman and Chief Executive Officer (since October 1999), Vice
(December 23, 1945)     (84)                         Chairman (January-;September 1999), and Vice President (prior to
December 2001                                        September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                     Inc.(electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; and
                                                     Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN  Trustee                      Vice President, Chief Information Officer, and Member of the Executive
(January 25, 1950)      (106)                        Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                            Director of the Medical Center at Princeton and Women's Research
                                                     and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL       Trustee                      Chemical Bank Chairman's Professor of Economics, Princeton
(August 28, 1932)       (104)                        University; Director of Prudential Insurance Co. of America, BKF Capital
May 1977                                             (investment management), The Jeffrey Co. (a holding company), and
                                                     NeuVis, Inc.(a software company.)
------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.   Trustee                      Chairman, President, Chief Executive Officer, and Director of NACCO
(October 8, 1941)       (106)                        Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich
January 1993                                         Corporation (industrial products/aircraft systems and services); Director of the Standard Products Company (a supplier for the automotive industry)
                                                     until 1998
------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON      Trustee                      Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(March 2, 1936)         (106)                        (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985 Corp.                                     (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

========================================================================================================================
NAME                    POSITION(S) HELD WITH FUND
(DATE OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER         SINCE OVERSEEN BY TRUSTEE)   PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary                    Managing Director and General Counsel of The Vanguard Group, Inc.
(April 25, 1951)        (106)                        (since September 1997); Secretary of The Vanguard Group, and of
June 2001                                            each of the investment companies served by The Vanguard Group;
                                                     Principal of The Vanguard Group (prior to September 1997).
----------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS       Treasurer                    Principal of The Vanguard Group, Inc.; Treasurer of each of the
(May 21, 1957)          (106)                        investment companies served by The Vanguard Group.
July 1998
-----------------------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER  J.  BUCKLEY,   Information   Technology.   F.  WILLIAM  MCNABB, III, Institutional Investor Group.
--------------------------------------------------------------------------------------------------------------
JAMES H. GATELY,  Direct  Investor  Services.        Michael S.  Miller, Planning and Development.
--------------------------------------------------------------------------------------------------------------
KATHLEEN C. GUBANICH, Human Resources.               RALPH K. PACKARD, Finance.
--------------------------------------------------------------------------------------------------------------
IAN A.  MACKINNON,  Fixed Income Group.              GEORGE U. SAUTER, Quantitative  Equity Group.
--------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-;1996.
--------------------------------------------------------------------------------------------------------------

VANGUARD,  THE  VANGUARD  GROUP,   VANGUARD.COM,   ADMIRAL,   EXPLORER,  MORGAN,
LIFESTRATEGY, STAR, WELLESLEY, WELLINGTON, WINDSOR, and the ship logo are trademarks of The Vanguard Group, Inc.

STANDARD  &  Poor's(R),  S&P(R),  S&P  500(R),  and  500 are  trademarks  of The
McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

CALVERT SOCIAL INDEX is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the property of their respective owners.

                                                                          [SHIP]
                                                    [THE VANGUARD GROUP (R)LOGO]
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-260



ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

FUND INFORMATION
1-800-662-7447

TEXT TELEPHONE
1-800-952-3335

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

WORLD WIDE WEB
www.vanguard.com

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q520 032002

VANGUARD(R)UTILITIES INCOME FUND
ANNUAL REPORT * JANUARY 31, 2002

STOCK

                                                      THE VANGUARD GROUP(R) LOGO

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.
     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.
     The actions we recommend are quite simple.
     First,  take  the  time to  decide  on a mix of  stocks,  bonds,  and  cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.
     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.
     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.
     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.
================================================================================

CONTENTS

Letter from the Chairman                     1
Report from the Adviser                      6
Fund Profile                                 8
Glossary of Investment Terms                 9
Performance Summary                         10
Your Fund's After-Tax Returns               11
Financial Statements                        12
--------------------------------------------------------------------------------
Summary
* VANGUARD UTILITIES INCOME FUND returned -17.2% during its 2002 fiscal year, a difficult period for stocks that was especially tough on some utility shares.
* The fund's return, though disappointing, was significantly ahead of the average return for utility mutual funds.
* The broad stock market declined by more than -;15% during the 12 months amid an economic recession and a plunge in corporate profits. Bonds provided solid results.

LETTER FROM THE CHAIRMAN
                                                                         [Photo]
                                                               [John J. Brennan]

Fellow Shareholder,

VANGUARD(R) UTILITIES INCOME FUND returned -17.2% during its 2002 fiscal year, a disappointing result that reflected both the decline in the broad stock market and the significant challenges that beset the utility industry during the period.
     As you can see in the table below, your fund's 12-month total return (capital change plus reinvested dividends) was much better than the results of its average competitor and its unmanaged composite index, but trailed the return of the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market. At the fiscal year-end on January 31, the fund's yield was 2.6%, about double the yield of the overall stock market. Details on the fund's performance, including the change in net asset value and per-share distributions, can be found in the table on page 5. If you own the Utilities Income Fund in a taxable account, you may wish to review the fund's after-tax returns, listed on page 11.

====================================================================
2002 TOTAL RETURNS                         FISCAL YEAR ENDED
                                                  JANUARY 31
--------------------------------------------------------------------
VANGUARD UTILITIES INCOME FUND                        -17.2%
Average Utility Fund*                                 -23.2
Utilities Composite Index**                           -26.1
Wilshire 5000 Index                                   -15.3
--------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Weighted 75% S&P Utilities Index and 25% S&P Telephone Index
  through December 31, 2001; 75% S&P Utilities Index and
  25% S&P Integrated Telecommunication Services Index thereafter.
--------------------------------------------------------------------

     The 12 months ended January 31 were a very rough stretch for stock investors, as illustrated by the -;15.3% decline of the Wilshire 5000 Index. Several factors contributed to the market's decline, including:
* The first recession in the U.S. economy in a decade, part of a worldwide slowdown in economic activity.
* The September 11 terrorist attacks, which resulted in economic disruption and a heightened awareness of risk--both physical and financial.
* A steep reduction in corporate profits: Twelve-month net earnings reported by companies in the Standard & Poor's 500 Index fell nearly 50% on average from January 2001 to January 2002.
* Concern about the reliability of certain corporate accounting and disclosure practices, owing largely to the collapse of Enron Corporation. The downturn that began in March 2001 ended a record ten years of uninterrupted expansion in the U.S. economy. The recession was heralded by severe reductions in corporate investment spending, especially in the technology and telecommunications sectors (both plagued by overcapacity created in the 1990s boom). As the year progressed, so did the business cutbacks and the weakness in the economy. High levels of corporate and household debt cast doubt on the economy's ability to bounce back quickly.
     Through all the difficulties, consumer spending held up surprisingly well--especially spending for housing and for automobiles, spurred by low interest rates (and sales incentives, in the case of autos). Joblessness rose during the 12 months. However, layoffs seemed to be tapering off late in the fiscal year, and consumer confidence regained some of the ground lost earlier.
     Whether such hopeful signs will blossom into a full-fledged recovery is uncertain, but by January the Federal Reserve Board was encouraged enough to halt its campaign of cutting interest rates to stimulate economic activity. During the fiscal year, the Fed had lowered its target for the federal funds rate--the interest rate that banks charge each other for overnight loans--nine times, for a total of 3.75 percentage points. Those reductions, together with cuts totaling 1 percentage point in January 2001, brought the fed funds rate to 1.75%, its lowest level in four decades.
================================================================================
MARKET BAROMETER                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED JANUARY 31, 2002
                                              -------------------------------
                                                    One      Three       Five
                                                   Year      Years      Years
STOCKS
 S&P 500 Index (Large-caps)                       -16.1%      -2.8%       9.0%
 Russell 2000 Index (Small-caps)                   -3.6        5.6        6.9
 Wilshire 5000 Index (Entire market)              -15.3       -2.3        8.3
 MSCI EAFE Index (International)                  -26.1       -6.9        0.4
BONDS
 Lehman Aggregate Bond Index (Entire market)        7.6%       6.3%       7.5%
 Lehman 10 Year Municipal Bond Index                5.2        4.7        6.3
 Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                           3.7        4.9        5.0
CPI
 Consumer Price Index                               1.1%       2.5%       2.2%
--------------------------------------------------------------------------------
     The weak economy and even weaker corporate profits made for a bad 12 months for the broad U.S. stock market. Stocks seemed to be heading for a second full year in bear territory. From its peak in March 2000, the Wilshire 5000 Index had plunged -28% by the end of January 2002. The market hit a three-year low after the terrorist attacks, but then rallied in the final weeks of 2001. Still, the returns of most stock sectors were deeply in the red for the 12 months, although value stocks in the small- and mid-capitalization ranges produced gains.
     Meanwhile, bonds had another good year. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable investment-grade U.S. bond market, posted a 12-month return of 7.6%.
     Yields of U.S. Treasury securities--which move in the opposite direction from their prices--fell during the 12 months. The decline was particularly pronounced at the shorter end of the maturity spectrum, where issues are most affected by Fed actions. The yield of the 3-month Treasury bill fell 324 basis points (3.24 percentage points) to 1.75%. The yields of 10-year and 30-year Treasuries fell a mere 8 and 7 basis points to 5.03% and 5.43%, respectively.

FISCAL 2002 PERFORMANCE OVERVIEW
During the 12 months ended January 31, the utility industry faced a series of stiff challenges:
*    The economic slowdown reduced demand for electricity and natural gas.
* Shares of telecommunications companies dropped in price because of concern about overcapacity.
*    California struggled through a severe energy crisis.
*    And Enron's fall cast a pall over power companies.

     Your fund's -17.2% return reflected the generally dismal environment. However, the fund achieved a strong performance relative to its competitors, topping the average peer's return by 6 percentage points. This was a result of the generally conservative positioning of the portfolio.
     Overall, your fund had less exposure than competitors did to the sector's more speculative fare, such as telecom stocks, networking concerns, and independent power companies. While this less-risky stance could not protect the fund from a sharp drop, it did help limit the decline. As of January 31, the fund's investment adviser, Wellington Management Company, llp, allocated about 15% of the assets to telecoms. The bulk of our assets--about 62%--were invested in electric utilities, and about 8% were in natural gas distributors. Electric companies provided mixed results during the year, though declines were more prevalent than gains.
================================================================================
Overall, your fund has less exposure to the sector's more specualtive fare, such as telecom stocks, networking concerns, and independent power companes, than did its competitors.
================================================================================
     Your fund owned a small stake in Enron--about 1.4% of net assets--at the beginning of the period. The collapse of the energy-trading giant, therefore, had a negative effect on the fund, but not a serious one. However, Enron's troubles had a ripple effect on similar companies, including El Paso Corporation (-40%), Calpine (-72%), and former Enron suitor Dynegy (-51%). Together, shares of these companies accounted for about 8% of our net assets when the fiscal year began. The fund eliminated Enron from its holdings in August, but still owned shares of the other firms on January 31.
     For further discussion of the fund's performance and the utility industry, see the Report from the Adviser on page 6.
     Toward the fiscal year-end, a portion of the fund's benchmark index changed slightly. Effective January 1, 2002, Standard & Poor's Corporation eliminated the S&P Telephone Index and replaced it with the S&P Integrated Telecommunication Services Index, which includes the seven companies that made up the Telephone Index along with four additional businesses. The fund's composite index was modified in accordance with S&P's shift. The change does not affect the fund's investment objective, strategy, or policies.

LONG-TERM PERFORMANCE OVERVIEW
Since its inception nearly ten years ago, your fund's return relative to its aver-age peer has been solid. However, the fund has fallen short of its unmanaged composite index and the broad market. This shortfall is due, in part, to the fact that indexes don't incur the expenses that real-world funds must bear. But these costs also help explain our advantage over our average peer, which charges much higher expenses than your fund.
     In fiscal 2002, the Utilities Income Fund had an expense ratio (annual expenses as a percentage of average net assets) of 0.37%, or $3.70 per $1,000 invested. This was substantially less than the 1.47%, or $14.70 per $1,000 invested, charged by the average utility fund, according to Lipper Inc. It's hard to overstate the role that costs play in investment performance. Costs directly reduce the return received by investors, regardless of whether the market is slumping or soaring.
================================================================================
TOTAL RETURNS                                          MAY 15, 1992,* THROUGH
                                                             JANUARY 31, 2002
                                                --------------------------------

                                                Average        Final Value of
                                                 Annual             a $10,000
                                                 Return    Initial Investment
VANGUARD UTILITIES INCOME FUND                      8.8%              $22,746
Average Utility Fund                                8.0                21,107
Utilities Composite Index**                         9.9                24,955
Wilshire 5000 Index                                12.6                31,628

*Inception.

**The index was weighted 80% S&P Utilities Index and 20% Lehman Utility Bond Index through June 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index thereafter.
--------------------------------------------------------------------------------

     The table above shows your fund's performance since inception in comparison with its benchmarks. As you review these results, keep in mind that the past decade was an excellent period for stocks, and it is unlikely that the returns provided during the late 1990s will be repeated. Counting on the broad stock market to return 12% annually in the decade ahead could be dangerous to your financial health.
     It's also important to understand that the utility industry has undergone significant changes since we introduced VANGUARD UTILITIES INCOME FUND in 1992. At that time, the industry was made up of a generally staid group of companies known for their generous dividends. In fact, for years utility stocks--and the mutual funds that emphasized them--were viewed as quite conservative stock investments. Since then, however, as a result of deregulation and the explosive growth of certain industries such as telecommunications, utility companies as a group have become less focused on paying--or increasing--dividends. In fact, many of these companies pay lower dividends, and their share prices demonstrate much greater volatility.
     As we hope all of our shareholders realize, an investment in a "sector fund" is almost certain to be more volatile than the broad market. Such an investment may require, at times, a steely nerve and considerable patience. For example, in its 1995 fiscal year the UTILITIES INCOME FUND returned -;4.5%, declining about three percentage points more than the Wilshire 5000 Index. And in fiscal 1997 the fund underperformed the broad market by almost 19 percentage points (5.5% for the UTILITIES INCOME FUND versus 24.4% for the Wilshire 5000). On the positive side, in fiscal 2001 the fund was ahead by more than 10 percentage points, returning 7.1% while the overall market slid -;3.5%.
     Because volatility is part and parcel of investing in a sector fund, we recommend that such funds serve as a supplement to a broadly diversified portfolio.

IN SUMMARY
During a difficult period in the stock market, the temptation to make major adjustments to your portfolio can be powerful. But we counsel investors to avoid making big changes to their mix of stocks, bonds, and short-term investments based on market cycles. Rather, we suggest maintaining a balanced investment program that provides exposure to all asset classes and to many types of securities within each asset class.
     For those who wish to complement their programs with a fund that has a specialized focus, VANGUARD UTILITIES INCOME FUND provides skillful investment management at an extremely low cost.
     We thank you for your trust in our approach to investing, and we pledge to continue working hard to earn your confidence.


Sincerely,

/S/ JOHN J. BRENNAN

JOHN J. BRENNAN
Chairman and Chief Executive Officer                           February 11, 2002


================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE: JANUARY 31, 2001-;JANUARY 31, 2002

                                                             Distributions
                                                               Per Share
                                                       -------------------------
                             Starting        Ending      Income         Capital
                          Share Price   Share Price   Dividends           Gains
--------------------------------------------------------------------------------
VANGUARD UTILITIES
 INCOME FUND                   $14.71        $11.47       $0.37           $0.41
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

VANGUARD UTILITIES INCOME FUND returned -17.2% for the 12 months ended January 31, a decline less severe than those of both the average utility fund (-23.2%) and our composite index benchmark (-26.1%). The fund held up better because of its focus on defensive, integrated utilities with attractive yields and its smaller exposure to the telecommunications sector.

THE INVESTMENT ENVIRONMENT
The climate for electric and gas utilities changed dramatically over the past year. Energy trading came under pressure as Enron collapsed, and the industry's earnings outlook suffered as both gas and electricity prices plunged. Investors' appetite for risk waned, and more conservative companies--those with yields of 4% to 6% and modest annual growth--came back into favor. With Enron-related issues haunting the sector, many companies were aggressively canceling construction plans and focusing anew on ways to strengthen their balance sheets and improve cash flow.
     The telephone sector also performed poorly during the fiscal year, as the glut of broadband capacity led to several bankruptcies. In addition, revenue growth slowed across all business segments. We continued to focus our telecom investments on large carriers with strong balance sheets, rather than on the new competitors.
     On a positive note, water utilities performed well in fiscal 2002. Both domestic and international companies benefited from water-utility growth projects, which tend to entail less risk than the expansion of other utilities.

MAJOR SHORTFALLS
We sold our stakes in two telecommunications companies, Montana Power and Qwest Communications, that were not coping well in an environment of excess capacity
and  lower  wholesale   pricing.
     Our holdings in El Paso Corporation and Dynegy--dominant players in the gas pipeline and energy-trading business--declined because of the sharp decline in natural gas prices as well as concerns related to Enron.
     Constellation Energy and Calpine were among companies with a focus on independent power generation and deregulated growth that suffered during the period.
================================================================================
INVESTMENT PHILOSOPHY
The fund reflects the belief that investors who seek to emphasize utility stocks as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across the sector.
================================================================================
     As for Enron, we had a relatively small position in it during the first half of the year, and we sold the last piece at slightly more than $35 a share in August.

MAJOR SUCCESSES
Large integrated electric utilities with attractive yields--our holdings included FirstEnergy, TXU, and Progress Energy--did very well in fiscal 2002. Meeting their earnings estimates, they provided stability in a volatile sector.
     Overall, companies with strong fundamentals provided positive total returns during the 12 months. Several of these companies were acquired at a premium during the year, including American Water Works, Niagara Mohawk, PowerGen, and Westcoast Energy. Cinergy, CH Energy, and Vectren--medium-size electric utility companies with good competitive positions within their respective regions--also performed well.

THE FUND'S POSITIONING
Fiscal 2002 was a year of high volatility and increased risk across the utility sector, as investors saw the downside potential of deregulation both in Enron's demise and in sharp drops in gas and electricity prices. We reacted to the changes by continuing to emphasize yield-oriented utilities, building our electric utilities up to more than 60% of assets and letting telecommunications drop to the neighborhood of 15%.
     We believe energy prices will remain under pressure in the short term as investors wait for signs of a true economic recovery. In the meantime, capital spending has come to a halt in the generation sector; all projects scheduled for 2003 and beyond are being canceled; and more utilities are returning to the integrated model of safety with a high current dividend.

Mark J. Beckwith, Senior Vice President and Portfolio Manager
Wellington Management Company, LLP

February 11, 2002

FUND PROFILE                                              As of January 31, 2002
 for UTILITIES INCOME FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 9.

===============================================
PORTFOLIO CHARACTERISTICS
                                     Wilshire
                             Fund        5000
----------------------------------------------

Number of Stocks               58       6,013
Median Market Cap           $9.4B      $33.1B
Price/Earnings Ratio        16.2x       32.5x
Price/Book Ratio             1.8x        3.3x
Yield                        2.6%        1.3%
Return on Equity            14.4%       22.5%
Earnings Growth Rate         5.2%       14.4%
Foreign Holdings             9.6%        0.0%
Turnover Rate                 27%          --
Expense Ratio               0.37%          --
Cash Investments             5.6%          --
===============================================

===========================================
TEN LARGEST HOLDINGS (% of total net assets)

FPL Group, Inc.               4.7%
Exelon Corp.                  4.7
Pinnacle West Capital Corp.   4.6
Progress Energy, Inc.         4.5
BellSouth Corp.               3.6
Dominion Resources, Inc.      3.5
FirstEnergy Corp.             3.4
El Paso Corp.                 3.4
KeySpan Corp.                 3.3
Cinergy Corp.                 3.1
-------------------------------------------
Top Ten 38.8%
===========================================

===========================================
       MARKET CAP             Medium
       STYLE                  Value
===========================================


===============================================
VOLATILITY MEASURES
                                   Wilshire
                             Fund      5000
----------------------------------------------
R-Squared                    0.06      1.00
Beta                         0.22      1.00
===============================================


===============================================
SECTOR DIVERSIFICATION (% of common stocks)

Electrical                   62.5%
Energy                        7.8
Gas Distribution              7.7
Telecommunications           15.8
Water                         2.8
Other                         3.4
===============================================

                                                         [Picture of a Computer]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of an overall market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                       As of January 31, 2002
  for UTILITIES INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

================================================================================
CUMULATIVE PERFORMANCE May 15, 1992-;January 31, 2002
[Mountain Chart]

        Quarter       Utilities      Average        Utilities        S&P 500     S&P Utilities  Wilshire
          Ended       Income Fund    Utility Fund   Composite Index  Index       Index          5000 Index
----------------------------------------------------------------------------------------------------------
      5/15/1992       10000          10000          10000            10000       10000          10000
         199207       10700          10430          10762            10397       10853          10122
         199210       10750          10392          10688            10340       10748          10148
         199301       11451          10899          11219            10913       11291          10888
         199304       12220          11543          11899            11022       12065          10905
         199307       12952          12103          12638            11305       12902          11297
         199310       13392          12427          13158            11885       13469          11952
         199401       12949          12183          12670            12319       12824          12347
         199404       12143          11490          11843            11609       11983          11634
         199407       12112          11345          11950            11888       12079          11773
         199410       11942          11246          11693            12344       11834          12252
         199501       12371          11440          12421            12384       12643          12221
         199504       12924          11772          12847            13636       13008          13366
         199507       13687          12486          13627            14992       13817          14847
         199510       14851          13220          14908            15608       15300          15407
         199601       16016          14309          16178            17172       16772          16760
         199604       15540          14036          15409            17756       15955          17665
         199607       15462          13913          15239            17476       15490          17028
         199610       16310          14730          16002            19369       16799          18767
         199701       16899          15737          16912            21696       17155          20844
         199704       16477          15326          16676            22219       16219          20781
         199707       17981          17043          18055            26587       17846          25065
         199710       18491          17353          18624            25588       18463          24695
         199801       20814          19281          21370            27534       20405          26116
         199804       22101          20807          22564            31344       22025          29769
         199807       21872          20721          22666            31715       21592          29336
         199810       23593          21152          24785            31216       23383          28348
         199901       24960          22885          26455            36480       23295          33240
         199904       25431          23464          26874            38183       24071          34866
         199907       25697          24414          27511            38122       24407          34718
         199910       25421          25027          27080            39228       23872          35626
         200001       25656          26800          27317            40254       24626          37970
         200004       26017          26728          28582            42051       25938          38984
         200007       25296          27051          29011            41544       27355          38482
         200010       28130          28451          35179            41618       32753          38514
         200101       27473          27484          33768            39891       32082          36634
         200104       28646          27708          35546            36596       34967          33475
         200107       25015          25484          31284            35590       29720          32692
         200110       22986          22089          26977            31253       25484          28666
         200201       22746          21107          24995            33450       23317          31628
 -----------------------------------------------------------------------------------------------------

================================================================================
                                   Average Annual Total Returns
                                  Periods Ended January 31, 2002
                                    ----------------------------- Final Value
                                   One     Five        Since     of a $10,000
                                  Year    Years   Inception*       investment
--------------------------------------------------------------------------------
UTILITIES INCOME FUND           -17.21%    6.12%        8.83%         $22,746
 Average Utility Fund**         -23.20     6.05         7.99           21,107
 Utilities Composite IndexY     -26.10     8.09         9.87           24,955
 S&P 500 Index                  -16.15     9.04        13.24           33,450
 S&P Utilities Index            -27.32     6.31         9.11           23,317
 Wilshire 5000 Index            -15.31     8.28        12.59           31,628
--------------------------------------------------------------------------------

===============================================================
TOTAL INVESTMENT RETURNS (%) May 15, 1992-January 31, 2002
---------------------------------------------------------------
                                           Utilities
    Fiscal Year     Total Return    Composite Index*
---------------------------------------------------------------
           1993            14.5%               12.2%
           1994            13.1                12.9
           1995            -4.5                  -2
           1996            29.5                30.2
           1997             5.5                 4.5
           1998            23.2                26.4
           1999            19.9                23.8
           2000             2.8                 3.3
           2001             7.1                23.6
           2002           -17.2               -26.1
===============================================================

================================================================================
Average Annual Total Returns for periods ended December 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

================================================================================
                                                             Since Inception*
                                            One   Five ------------------------
                        Inception Date     Year  Years  Capital  Income   Total
--------------------------------------------------------------------------------
Utilities Income Fund        5/15/1992  -19.45%  7.19%    4.89%   4.42%   9.31%
--------------------------------------------------------------------------------
* May 15, 1992.
**Derived from data provided by Lipper Inc.
Y80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index, 25% S&P Integrated Telecommunication Services Index thereafter.

See Financial Highlights table on page 16 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.


================================================================================
AVERAGE ANNUAL TOTAL RETURNS                   Periods Ended January 31, 2002
                                            One      Five               Since
                                           Year     Years          Inception*
                                    --------------------------------------------
Utilities Income Fund
 Returns Before Taxes                   -17.21%     6.12%               8.83%
 Returns After Taxes on Distributions   -18.64      3.56                6.37
 Returns After Taxes on Distributions
  and Sale of Fund Shares                -9.87      4.25                6.34

*May 15, 1992.
-------------------------------------------------------------------------------

FINANCIAL STATEMENTS
 January 31, 2002

STATEMENT OF NET ASSETS

     This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


UTILITIES INCOME FUND                                                     Market
                                                                          Value*
                                                          Shares           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.4%)
--------------------------------------------------------------------------------
Electrical (59.0%)
  FPL Group, Inc.                                        600,000         32,166
  Exelon Corp.                                           650,000         32,006
  Pinnacle West Capital Corp.                            794,300         31,661
  Progress Energy, Inc.                                  702,900         30,717
  Dominion Resources, Inc.                               400,000         23,548
  FirstEnergy Corp.                                      625,000         23,250
  Cinergy Corp.                                          650,000         20,995
  DPL Inc.                                               891,693         20,741
  Duke Energy Corp.                                      554,440         19,333
  Northeast Utilities                                  1,000,000         18,110
  TXU Corp.                                              275,000         13,398
  Endesa SA ADR                                          899,800         13,137
  CMS Energy Corp.                                       500,000         11,415
  PowerGen PLC ADR                                       254,500         10,966
  CH Energy Group, Inc.                                  216,300         10,155
  Southern Co.                                           350,000          8,627
  Constellation Energy Group, Inc.                       300,000          8,460
  Energy East Corp.                                      400,000          7,880
  Alliant Energy Corp.                                   250,000          7,452
  Black Hills Corp.                                      253,000          7,302
  Sierra Pacific Resources                               425,000          6,796
  Allete, Inc.                                           230,000          6,132
  Allegheny Energy, Inc.                                 186,200          6,128
  NiSource, Inc.                                         281,562          5,856
  PNM Resources Inc.                                     200,000          5,402
  E.On AG ADR                                            100,000          5,120
  E.On AG                                                100,000          5,116
  DQE Inc.                                               256,830          4,967
* International Power PLC ADR                             60,000          1,743
  Innogy Holdings PLC ADR                                 60,000          1,686
  DTE Energy Co.                                          36,211          1,485
* NiSource Inc. SAILS                                    145,007            283
                                                                       ---------
                                                                        402,033
                                                                       ---------
Energy (7.3%)
  El Paso Corp.                                          603,650         22,909
  Dynegy, Inc. Class A                                   540,000         12,879
* Reliant Resources, Inc.                                500,000          7,025
* Calpine Corp.                                          400,000          4,480
  Westcoast Energy Inc.                                  100,000          2,627
                                                                       ---------
                                                                         49,920
                                                                       ---------
Gas Distribution (7.2%)
  KeySpan Corp.                                          700,000         22,652
  National Fuel Gas Co.                                  600,000         13,740
  Sempra Energy                                          224,071          5,366
  ONEOK, Inc.                                            290,800          5,016
  Peoples Energy Corp.                                    75,000          2,752
                                                                       ---------
                                                                         49,526
                                                                       ---------
Telecommunications (15.0%)
  BellSouth Corp.                                        605,200         24,208
  Verizon Communications                                 391,000         18,123
  ALLTEL Corp.                                           205,000         11,373
  Sprint Corp.                                           584,200         10,340
  Vodafone Group PLC ADR                                 475,000         10,307
  SBC Communications Inc.                                267,200         10,007

                                                                          Market
                                                                          Value*
                                                          Shares           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.4%)
--------------------------------------------------------------------------------
  National Grid Group PLC                                750,000          4,759
  Telecom Corp. of
  New Zealand Ltd. ADR                                   250,800          4,625
  TDC A/S ADR                                            275,000          4,496
  BCE, Inc.                                               80,000          1,757
  TELUS Corp.                                            100,912          1,460
  TELUS Corp. (Non-voting)                                33,637            454
                                                                       ---------
                                                                        101,909
                                                                       ---------
Water (2.6%)
  Suez SA                                                625,000         17,757


Other (3.3%)
  MDU Resources Group, Inc.                              300,000          8,394
  UtiliCorp United, Inc.                                 285,750          6,632
  Vectren Corp.                                          308,600          7,360
                                                                       ---------
                                                                         22,386
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $606,547)                                                         643,531
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             Face
                                                           Amount
                                                            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS                                 (4.9%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
       1.91%, 2/1/2002                                   $20,146         20,146
       1.91%, 2/1/2002--Note G                            13,300         13,300
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $33,446)                                                          33,446
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
 (Cost $639,993)                                                        676,977
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     20,858
Liabilities--Note G                                                     (16,439)
                                                                       ---------
                                                                          4,419
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 59,428,362 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization) $681,396
================================================================================

NET ASSET VALUE PER SHARE                                               $11.47
================================================================================
*See Note A in Notes to Financial Statements.
* Non-income-producing security.
ADR--American Depositary Receipt.
SAILS--Stock Appreciated Income Linked Securities.

--------------------------------------------------------------------------------
                                                           Amount           Per
                                                            (000)         Share
--------------------------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                        $ 736,763         $12.40
Undistributed Net Investment Income                        1,404           .02
Accumulated Net Realized
  Losses--Note E                                         (93,755)        (1.57)
Unrealized Appreciation--Note F                           36,984           .62
--------------------------------------------------------------------------------
NET ASSETS                                              $681,396         $11.47
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                          UTILITIES INCOME FUND
                                                    Year Ended January 31, 2002
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                            $ 24,192
 Interest                                                                  745
 Security Lending                                                           95
--------------------------------------------------------------------------------
  Total Income                                                          25,032
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B                                           456
The Vanguard Group--Note C
  Management and Administrative                                          2,274
  Marketing and Distribution                                                95
Custodian Fees                                                              23
Auditing Fees                                                               13
Shareholders' Reports                                                       37
Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
 Total Expenses                                                          2,899
 Expenses Paid Indirectly--Note D                                         (373)
--------------------------------------------------------------------------------
Net Expenses                                                             2,526
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   22,506
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                 (93,439)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                              (76,54)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $(147,457)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

================================================================================
                                                        UTILITIES INCOME FUND
                                                       Year Ended January 31,
                                                --------------------------------
                                                     2002         2001
                                                     (000)        (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                           $ 22,506     $ 24,015
 Realized Net Gain (Loss)                         (93,439)      48,325
 Change in Unrealized Appreciation (Depreciation) (76,524)     (15,386)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                     (147,457)      56,954
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                            (22,165)     (30,622)
 Realized Capital Gain*                           (24,496)     (41,786)
--------------------------------------------------------------------------------
  Total Distributions                             (46,661)     (72,408)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                           100,154      166,523
 Issued in Lieu of Cash Distributions              39,598       61,722
 Redeemed                                        (152,083)    (179,219)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                     (12,331)      49,026
--------------------------------------------------------------------------------
 Total Increase (Decrease)                       (206,449)      33,572
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             887,845      854,273
--------------------------------------------------------------------------------
  End of Period                                  $681,396     $887,845
================================================================================
1Shares Issued (Redeemed)
  Issued                                            7,738       11,023
  Issued in Lieu of Cash Distributions              3,080        4,141
  Redeemed                                        (11,737)     (12,019)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding     (919)       3,145
================================================================================
*Fiscal  2002  and  2001  include   short-term  gain  distributions  of  $0  and
$3,805,000, respectively.  Short-term gain distributions are treated as ordinary income for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------
                                                              UTILITIES INCOME FUND
                                                              Year Ended January 31,
                                                        ----------------------------------------------
For a Share Outstanding Throughout Each Period             2002     2001     2000     1999      1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $14.71   $14.93   $16.27   $14.97    $12.93
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .37      .42      .49      .55       .58
 Net Realized and Unrealized Gain (Loss) on Investments   (2.83)     .62     (.12)    2.35      2.32
------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        (2.46)    1.04      .37     2.90      2.90
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.37)    (.53)    (.51)    (.59)     (.60)
 Distributions from Realized Capital Gains                 (.41)    (.73)   (1.20)   (1.01)     (.26)
------------------------------------------------------------------------------------------------------
  Total Distributions                                      (.78)   (1.26)   (1.71)   (1.60)     (.86)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $11.47   $14.71   $14.93   $16.27    $14.97
======================================================================================================
TOTAL RETURN                                            -17.21%    7.08%    2.79%   19.92%    23.17%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                      $681     $888     $854     $952      $699
 Ratio of Total Expenses to Average Net Assets            0.37%    0.37%    0.40%    0.38%     0.44%
 Ratio of Net Investment Income to Average Net Assets     2.85%    2.76%    3.13%    3.51%     4.30%
 Portfolio Turnover Rate                                    27%      48%      47%      55%       41%
======================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard Utilities Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2002, the advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2002, the fund had contributed capital of $130,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.13% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended

January 31, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $371,000 and $2,000, respectively. The total expense reduction represented an effective annual rate of 0.05% of the fund's average net assets.

E. During the year ended January 31, 2002, the fund purchased $204,865,000 of investment securities and sold $253,430,000 of investment securities other than temporary cash investments.
     At January 31, 2002, the fund had available realized losses of $93,440,000 to offset future net capital gains of $70,259,000 through January 31, 2010, and $23,181,000 through January 31, 2011. F. At January 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $36,984,000, consisting of unrealized gains of $90,963,000 on securities that had risen in value since their purchase and $53,979,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at January 31, 2002, was $12,985,000, for which the fund held cash collateral of $13,300,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Utilities Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Utilities Income Fund (the "Fund") at January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 6, 2002


================================================================================
SPECIAL 2002 TAX INFORMATION
    (unaudited) for VANGUARD UTILITIES INCOME FUND

This information for the fiscal year ended January 31, 2002, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $24,643,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 93.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides ser-vices to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

================================================================================================================

Name                    Position(s) Held with Fund
(Date of Birth)         (Number of Vanguard Funds
Trustee/Officer Since   Overseen by Trustee)         Principal Occupation(s) During the Past Five Years
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*        Chairman of the Board,       Chairman of the Board, Chief Executive Officer, and
(July 29, 1954)         Chief Executive Officer,     Director/Trustee of The Vanguard Group, Inc., and of
 May 1987               and Trustee                  each of the investment companies served by
                        (106)                        The Vanguard Group.
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS        Trustee                      The Partners of '63 (pro bono ventures in education); Senior Adviser
(October 23, 1937)      (106)                        to Greenwich Associates (international business-strategy consulting);
January 2001                                         Successor Trustee of Yale University; Overseer of the Stern School of
                                                     Business at New York University; Trustee of the Whitehead Institute
                                                     for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA          Trustee                      Chairman and Chief Executive Officer (since October 1999), Vice
(December 23, 1945)     (84)                         Chairman (January-;September 1999), and Vice President (prior to
December 2001                                        September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                     Inc.(electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; and
                                                     Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN  Trustee                      Vice President, Chief Information Officer, and Member of the Executive
(January 25, 1950)      (106)                        Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                            Director of the Medical Center at Princeton and Women's Research
                                                     and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL       Trustee                      Chemical Bank Chairman's Professor of Economics, Princeton
(August 28, 1932)       (104)                        University; Director of Prudential Insurance Co. of America, BKF Capital
May 1977                                             (investment management), The Jeffrey Co. (a holding company), and
                                                     NeuVis, Inc.(a software company.)
------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.   Trustee                      Chairman, President, Chief Executive Officer, and Director of NACCO
(October 8, 1941)       (106)                        Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich
January 1993                                         Corporation (industrial products/aircraft systems and services); Director of the Standard Products Company (a supplier for the automotive industry)
                                                     until 1998
------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON      Trustee                      Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(March 2, 1936)         (106)                        (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985 Corp.                                     (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

========================================================================================================================
NAME                    POSITION(S) HELD WITH FUND
(DATE OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER         SINCE OVERSEEN BY TRUSTEE)   PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary                    Managing Director and General Counsel of The Vanguard Group, Inc.
(April 25, 1951)        (106)                        (since September 1997); Secretary of The Vanguard Group, and of
June 2001                                            each of the investment companies served by The Vanguard Group;
                                                     Principal of The Vanguard Group (prior to September 1997).
--------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS       Treasurer                    Principal of The Vanguard Group, Inc.; Treasurer of each of the
(May 21, 1957)          (106)                        investment companies served by The Vanguard Group.
July 1998
--------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.         F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.           MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.               RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.                GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-;1996.
--------------------------------------------------------------------------------------------------------------------



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

                                                                          [SHIP]
                                                    [THE VANGUARD GROUP (R)LOGO]
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
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unless otherwise noted.

FOR MORE INFORMATION
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     To receive a free copy of the  prospectus  or the  Statement of  Additional
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